Exhibit 10.10

LEASE

by and between

BMR-3030 BUNKER HILL STREET LLC,

a Delaware limited liability company

and

TOCAGEN INC.,

a Delaware corporation

LEASE

THIS LEASE (this “Lease”) is entered into as of this 21st day of July, 2008 (the “Execution Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord owns certain real property (the “Property”) and the improvements thereon located at 3030 Bunker Hill Street in San Diego, California, including the building located thereon (the “Building”) in which the Premises (as defined below) are located; and

B. WHEREAS, Landlord wishes to lease to Tenant, and Tenant desires to lease from Landlord, Suite 226 (the “Premises”) located in the Building, pursuant to the terms and conditions of this Lease, as detailed below.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, as shown on Exhibit A attached hereto for use by Tenant in accordance with the Permitted Use (as defined below) and no other uses. The Property and all landscaping, parking facilities and other improvements and appurtenances related thereto, including, without limitation, the Building, are hereinafter collectively referred to as the “Project.” All portions of the Project that are for the non-exclusive use of tenants of the Building, including, without limitation, driveways, sidewalks, parking areas, landscaped areas, service corridors, stairways, elevators, public restrooms and public lobbies, are hereinafter referred to as “Common Area.”

2. Basic Lease Provisions. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

2.1 This Lease shall take effect upon the date of execution and delivery hereof by all parties hereto and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution and delivery hereof by all parties hereto.

2.2 In the definitions below, each current Rentable Area (as defined below) is expressed in rentable square footage. Rentable Area and Tenant’s Pro Rata Share (as defined below) are all subject to adjustment as provided in this Lease.

Definition or Provision	Means the Following (As of the Term Commencement Date)
Rentable Area of Premises	9,262 square feet
Rentable Area of Building	105,364 square feet
Tenant’s Pro Rata Share of Building	8.79%

2.3 Monthly and annual installments of Base Rent for the Premises, (“Base Rent”) as of the Term Commencement Date:

Months	Rentable S.F.	Per Rentable S.F.	Total Monthly	Total Annual
1	9,262	$2.35 monthly	$21,765.70	$261,188.40
2-4	9,262	$0.00 monthly	$0.00	$0.00
5-12	9,262	$2.35 monthly	$21,765.70	$261,188.40
13-15	9,262	$2.43 monthly	$22,506.67	$270,080.04
16-24	9,262	$2.43 monthly	$22,506.67	$270,080.04
25-27	9,262	$2.50 monthly	$23,155.00	$277,860.00

2.4 Term Commencement Date: Execution Date

2.5 Term Expiration Date: Fifteen (15) months after the Term Commencement Date

2.6 Option Term: Twelve (12) additional months after the initial Term Expiration Date

2.7 Security Deposit: $21,765.70, subject to increase in accordance with the terms hereof

2.8 Permitted Use: General office and laboratory use and related administrative and ancillary uses as permitted by Applicable Laws (as defined below).

2.9 Address for Rent Payment:	BMR-3030 Bunker Hill Street LLC
Unit K
P.O. Box 51918
Los Angeles, California 90051-6218

2.10 Address for Notices to Landlord:	BMR-3030 Bunker Hill Street LLC
17190 Bernardo Center Drive
San Diego, California 92128
Attn: General Counsel/Real Estate

2.11 Address for Notices to Tenant:	3030 Bunker Hill Street, Suite 226
San Diego, California 92109
Attn: Chief Financial Officer

2.12 The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit A	Premises
Exhibit B	Services to Be Provided by Landlord
Exhibit C	[Intentionally omitted]
Exhibit D	[Intentionally omitted]
Exhibit E	Form of Letter of Credit
Exhibit F	Rules and Regulations
Exhibit G	[Intentionally omitted]
Exhibit H	Tenant’s Personal Property
Exhibit I	Form of Estoppel Certificate

3. Term; Extension Option.

3.1 The initial term Lease shall be fifteen (15) months (the initial “Term”), starting on the Term Commencement Date and ending on the Term Expiration Date, subject to earlier termination of this Lease as provided herein.

3.2 Landlord hereby grants Tenant one (1) option to extend the initial fifteen (15) month Term of this Lease (the “Extension Option”) for one (1) additional period of twelve (12)

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months (the “Extension Period”), all upon the same terms and conditions herein contained, except for: (a) Base Rent payable during the Extension Period shall be payable as described in Section 2.3, and (b) the Extension Option described herein shall not apply to any period following the Extension Period and Tenant shall have no further options to extend. The foregoing notwithstanding, Tenant shall not have the right to exercise the Extension Option if: (x) Tenant is in default of any term, condition or covenant contained in this Lease beyond the applicable notice and cure period, if any, either as of the date Tenant elects to exercise the Extension Option as provided below or at any time thereafter preceding the Extension Period, (y) Tenant has sublet, with Landlord’s consent, more than twenty-five percent (25%) of the Premises or assigned its interests under the Lease, except pursuant to an Exempt Transfer (as defined in Section 30.1), or (z) Tenant fails to timely exercise the Extension Option by delivering a written notice to Landlord not less than four (4) months prior to the expiration of the initial Term of this Lease. Tenant understands, acknowledges and agrees that time is of the essence with respect to Tenant’s exercise of its Extension Option rights, and that if Landlord has not actually received Tenant’s written notice of exercise of the Extension Option within the time periods set forth above, which time periods are to be strictly enforced, then Tenant’s Extension Option rights shall immediately expire and be of no further force or effect.

4.	Possession and Commencement Date.

4.1 Landlord shall tender possession of the Premises to Tenant on the Term Commencement Date.

4.2 Failure by Tenant to obtain validation by any medical review board or validation of the Premises for Tenant’s intended use by State or Federal FDA shall not serve to extend the Term Commencement Date.

4.3 [Intentionally omitted].

4.4 Possession of areas of the Premises necessary for utilities, services, safety and operation of the Building is reserved to Landlord.

5. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises, the Building or the Project, or with respect to the suitability of the Premises, the Building or the Project for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the Premises and agrees to take the same in its condition “as is” as of the Term Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s occupancy or to pay for or construct any improvements to the Premises. Notwithstanding the foregoing, if Tenant determines within the first thirty (30) days following the Commencement Date that any of the Building systems serving the Premises are not in working order (consistent with the applicable manufacturer’s specifications), Landlord shall promptly rectify any such condition or detect at its sole cost and expense after receipt of written notice from Tenant within such time setting forth the nature and extent of any such condition or defect. If after expiration of such initial thirty (30) day period, Tenant is required to make repairs to any component of the Premises for which Landlord may have obtained a warranty, Landlord shall, upon request by Tenant, use its good faith efforts to pursue its rights under any such warranties for the benefit of Tenant. Tenant’s taking of possession of the Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Premises, the Building and the Project were at such time in good, sanitary and satisfactory condition and repair. Landlord and Tenant agree and acknowledge that the Exit Audit Report for Gemini Science dated August 20, 2006, performed by URS, the radioactive materials license release survey referenced therein, and the fume hood decontamination report dated July 18, 2008, shall constitute the baseline environmental condition of the Premises (the “Baseline Phase I”) and, notwithstanding anything to the contrary in Article 27, Tenant shall have no obligation to perform any remediation recommendations that are inconsistent with the Baseline Phase I environmental condition of the Premises.

6.	[Intentionally omitted]

7.	Rentable Area.

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7.1 The term “Rentable Area” shall reflect such areas as reasonably calculated by Landlord’s architect (in accordance with Landlord’s modified BOMA standards consistently applied throughout the Term), as the same may be reasonably adjusted from time to time by Landlord in consultation with Landlord’s architect to reflect physical changes to the Premises or Building, as applicable.

7.2 The Rentable Area of the Building is generally determined by making separate calculations of Rentable Area applicable to each floor within the Building and totaling the Rentable Area of all floors within the Building. The Rentable Area of a floor is computed by measuring to the outside finished surface of the permanent outer Building walls. The full area calculated as previously set forth is included as Rentable Area, without deduction for columns and projections or vertical penetrations, including stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like, as well as such items’ enclosing walls.

7.3 The term “Rentable Area” when applied to the Premises, is that area equal to the usable area of the Premises, plus an equitable allocation of Rentable Area within the Building that is not then utilized or expected to be utilized as usable area, including, but not limited to, that portion of the Building devoted to corridors, equipment rooms, restrooms, elevator lobby, atrium and mailroom.

8. Rent.

8.1 Tenant shall pay to Landlord as Base Rent for the Premises, commencing on the Term Commencement Date, the sums set forth in Section 2.3. Base Rent shall be paid in equal monthly installments as set forth in Section 2.3, each in advance on the first day of each and every calendar month during the Term.

8.2 In addition to Base Rent, Tenant shall pay to Landlord as additional rent (“Additional Rent”) at times hereinafter specified in this Lease (a) Tenant’s pro rata share, as set forth in Section 2.2 (“Tenant’s Pro Rata Share”), of Operating Expenses (as defined below) and (b) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

8.3 Base Rent and Additional Rent shall together be denominated “Rent.” Rent shall be paid to Landlord, without abatement, deduction or offset, in lawful money of the United States of America at the office of Landlord as set forth in Section 2.8 or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty (30) day month and shall be paid at the then-current rate for such fractional month.

9. [Intentionally omitted]

10. Operating Expenses.

10.1 As used herein, the term “Operating Expenses” shall include:

(a) Government impositions including, without limitation, property tax costs consisting of real and personal property taxes and assessments, including amounts due under any improvement bond upon the Building or the Project, including the parcel or parcels of real property upon which the Building and areas serving the Building are located or assessments in lieu thereof imposed by any federal, state, regional, local or municipal governmental authority, agency or subdivision (each, a “Governmental Authority”) are levied; taxes on or measured by gross rentals received from the rental of space in the Project; taxes based on the square footage of the Premises, the Building or the Project, as well as any parking charges, utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from Applicable Laws (as defined below) or interpretations thereof, promulgated by any Governmental Authority in connection with the use or occupancy of the Project or the parking facilities serving

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the Project; taxes on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and fee for a business license to operate an office building; and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less tax refunds obtained as a result of an application for review thereof Operating Expenses shall not include any net income, franchise, capital stock, estate or inheritance taxes, or taxes that are the personal obligation of Tenant or of another tenant of the Project; and

(b) All other costs of any kind paid or incurred by Landlord in connection with the operation or maintenance of the Building and the Project including, by way of example and not of limitation, costs of repairs and replacements to improvements within the Project as appropriate to maintain the Project as required hereunder, including costs of funding such reasonable reserves as Landlord, consistent with good business practice, may establish to provide for future repairs and replacements; costs of utilities furnished to the Common Areas; sewer fees; cable television; trash collection; cleaning, including windows; heating; ventilation; air-conditioning; maintenance of landscaping and grounds; maintenance of drives and parking areas; maintenance of the roof; security services and devices; building supplies; maintenance or replacement of equipment utilized for operation and maintenance of the Project; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Project or Building systems and equipment; telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the Project; costs of furniture, draperies, carpeting, landscaping and other customary and ordinary items of personal property provided by Landlord for use in Common Areas; annual amortization of capital expenditures in the Project, made for repairs, replacements or compliance with Applicable Laws (with the cost of such capital expenditures amortized on a straight-line basis over their useful lives in accordance with generally accepted accounting principles (but in no event longer than seven (7) years)); costs of remedying non-compliance existing as of the Execution Date with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of Governmental Authorities, committees, associations, or other regulatory committees, agencies or governing bodies having jurisdiction over the Property, the Project, the Building, the Premises, Landlord or Tenant, including both statutory and common law and hazard waste rules and regulations (“Applicable Laws”); insurance premiums, including premiums for public liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses paid by Landlord as part of the deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives and parking areas, including, without limitation, janitors, floor waxers, window washers, watchmen, gardeners, sweepers and handymen.

Notwithstanding the foregoing, Operating Expenses shall not include any leasing commissions; expenses that relate to preparation of rental space for a tenant; expenses of initial development and construction, including, but not limited to, grading, paving, landscaping and decorating (as distinguished from maintenance, repair and replacement of the foregoing); legal expenses relating, to other tenants; costs of repairs to the extent reimbursed by payment of insurance proceeds received by Landlord; interest, principal, points or fees upon loans to Landlord or secured by a mortgage or deed of trust covering the Project or a portion thereof (provided that interest upon a government assessment or improvement bond payable in installments shall constitute an Operating Expense under Subsection 10.1(a)); salaries, benefits and other compensation of executive officers of Landlord; depreciation claimed by Landlord for tax purposes (provided that this exclusion of depreciation is not intended to delete from Operating Expenses actual costs of repairs and replacements and reasonable reserves in regard thereto that are provided for in Subsection 10.1(b)); taxes that are excluded from Operating Expenses by the last sentence of Subsection 10.1(a); costs incurred for the repair, maintenance or replacement of the structural components of the footings, foundation, ground floor slab, and load bearing walls of the Building (but excluding painting and ordinary maintenance and repair of exterior surfaces); costs recovered under any construction or materials warranty procured by

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Landlord; costs of any kind, including attorneys’ fees, incurred to correct any defects in design, materials or construction of the Project existing as or the Execution Date; costs, expenses and penalties (including, without limitation, attorneys’ fees) incurred as a result of the use, storage, removal or remediation of any toxic or hazardous substances or other environmental contamination caused by Landlord or its employees, contractors, agents or representatives; costs incurred in connection with the financing, sale or acquisition of the Project or any portion thereof, any costs incurred as a result of Landlord’s violation of any statute, ordinance or other Applicable Law, Landlord’s breach of this Lease, or Landlord’s or its employees’, agents’ or representatives’ tort liability to any other party, including, without limitation, any third party; the cost of any work or service performed for or facilities furnished to another occupant of the Project at such occupant’s cost; any interest or penalties imposed upon Landlord by any taxing authority for late payment; any other expense otherwise chargeable as Operating Expenses but that is not of general benefit to the Project but is for the benefit of one or more specific tenants and not for Tenant; and the amount of any payments to subsidiaries and affiliates of Landlord for services to the Project or for supplies or other materials to the extent that the cost of such services, supplies or materials materially exceeds the cost that would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis. To the extent that Tenant uses more than Tenant’s Pro Rata Share of any item of Operating Expenses, Tenant shall pay Landlord for such excess in addition to Tenant’s obligation to pay Tenant’s Pro Rata Share of Operating Expenses.

10.2 Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, (a) the Property Management Fee (as defined below) and (b) Landlord’s estimate of Tenant’s Pro Rata Share of Operating Expenses with respect to the Building and the Project, as applicable, for such month.

(x) The “Property Management Fee” shall equal three percent (3%) of the Base Rent due from Tenant.

(y) Within ninety (90) days after the conclusion of each calendar year (or such longer period as may be reasonably required by Landlord). Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant’s Pro Rata Share of Operating Expenses for the previous calendar year. Any additional sum due from Tenant to Landlord shall be immediately due and payable. If the amounts paid by Tenant pursuant to this Section 10.2 exceed Tenant’s Pro Rata Share of Operating Expenses for the previous calendar year, then Landlord shall credit the difference against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany said statement with payment for the amount of such difference.

(z) Any amount due under this Section 10.2 for any period that is less than a full month shall be prorated (based on a thirty (30)-day month) for such fractional month.

10.3 Landlord’s annual statement shall be final and binding upon Tenant unless Tenant, within sixty (60) days after Tenant’s receipt thereof shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reasons therefor. If, during such sixty (60)-day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord’s statement of Tenant’s Pro Rata Share of Operating Expenses, Landlord shall provide Tenant with reasonable access to Landlord’s books and records to the extent relevant to determination of Operating Expenses, and such information as Landlord reasonably determines to be responsive to Tenant’s written inquiries. In the event that, after Tenant’s review of such information, Landlord and Tenant cannot agree upon the amount of Tenant’s Pro Rata Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm hired by Tenant on an hourly basis and not on a contingent-fix basis (at Tenant’s sole cost and expense) and approved by Landlord (which approval Landlord shall not unreasonably withhold or delay) audit and review such of Landlord’s books and records for the year in question as directly relate to the determination of Operating Expenses for such year (the “Independent Review”). Landlord shall make such books and records available at the location where Landlord maintains them in the ordinary course of its business. Landlord need not provide copies of any books or records. Tenant shall commence the Independent Review within thirty (30) days after the date Landlord has given Tenant access to Landlord’s books and records for the Independent Review. Tenant shall complete the Independent Review and notify Landlord in

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writing of Tenant’s specific objections to Landlord’s calculation of Operating Expenses (including Tenant’s accounting firm’s written statement of the basis, nature and amount of each proposed adjustment) no later than sixty (60) days after Landlord has first given Tenant access to Landlord’s books and records for the Independent Review. Landlord shall review the results of any such Independent Review. The parties shall endeavor to agree promptly and reasonably upon Operating Expenses taking into account the results of such Independent Review. If as of sixty (60) days after Tenant has submitted the Independent Review to Landlord, the parties have not agreed on the appropriate adjustments to Operating Expenses, then the parties shall engage a mutually agreeable independent third party accountant with at least ten (10) years’ experience in commercial real estate accounting in the San Diego area (the “Accountant”). If the parties cannot agree on the Accountant, each shall within ten (10) days after such impasse appoint an Accountant (different from the accountant and accounting firm that conducted the Independent Review) and, within ten (10) days after the appointment of both such Accountants, those two Accountants shall select a third (which cannot be the accountant and accounting firm that conducted the Independent Review). If either party fails to timely appoint an Accountant, then the Accountant the other party appoints shall be the sole Accountant. Within ten (10) days after appointment of the Accountant(s), Landlord and Tenant shall each simultaneously give the Accountants (with a copy to the other party) its determination of Operating Expenses, with such supporting data or information as each submitting party determines appropriate. Within ten (10) days after such submissions, the Accountants shall by majority vote select either Landlord’s or Tenant’s determination of Operating Expenses. The Accountants may not select or designate any other determination of Operating Expenses. The determination of the Accountant(s) shall bind the parties. If the parties agree or the Accountant(s) determine that Tenant’s Pro Rata Share of Operating Expenses actually paid for the calendar year in question exceeded Tenant’s obligations for such calendar year, then Landlord shall, at Tenant’s option, either (a) credit the excess to the next succeeding installments of estimated Additional Rent or (b) pay the excess to Tenant within thirty (30) days after delivery of such results. If the parties agree or the Accountant(s) determine that Tenant’s payments of Tenant’s Pro Rata Share of Operating Expenses for such calendar year were less than Tenant’s obligation for the calendar year, then Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such results. If the parties agree or the Accountant(s) determines that Tenant has overpaid with respect to Tenant’s Pro Rata Share of Operating Expenses by more than five percent (5%), then Landlord shall pay Tenant for the reasonable costs of the Independent Review and the Accountant(s),

10.4 Tenant shall not be responsible for Operating Expenses attributable to the time period prior to the Term Commencement Date nor any prepayment of Operating Expenses for any period after the expiration or earlier termination of this Lease (except as provided in Section 10.5 below). Tenant’s responsibility for Tenant’s Pro Rata Share of Operating Expenses shall continue to the latest of (a) the date of termination of the Lease, (b) the date Tenant has fully vacated the Premises or (c) if termination of the Lease is due to a default by Tenant, the date of rental commencement of a replacement tenant.

10.5 Operating Expenses for the calendar year in which Tenant’s obligation to share therein commences and for the calendar year in which such obligation ceases shall be prorated on a basis reasonably and equitably determined by Landlord. Expenses such as taxes, assessments and insurance premiums that are incurred for an extended time period shall be prorated based upon the time periods to which they apply so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Operating Expenses.

10.6 Within three (3) business days after the end of each calendar month, Tenant shall submit to Landlord an invoice, or, in the event an invoice is not available, an itemized list, of all costs and expenses that (a) Tenant has incurred (either internally or by employing third parties) during the prior month and (b) tor which Tenant reasonably believes it is entitled to reimbursements from Landlord pursuant to the terms of this Lease.

11. Taxes on Tenant’s Property.

11.1 Tenant shall pay prior to delinquency any and all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises.

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11.2 If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Building or the Property is increased by inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon any such increase in the assessed valued of the Building or the Project, then Tenant shall, upon demand, repay to Landlord the taxes so paid by Landlord; provided that Tenant shall not be liable for such assessments associated with the value of any other tenant’s personal property or trade fixtures as part of Operating Expenses.

11.3 If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord’s building standards the “Building Standard”) in other spaces in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 11.2. Any such excess assessed valuation due to improvements in or alterations to space in the Building leased by other tenants of Landlord shall not be included in the Operating Expenses defined in Article 10, but shall be treated, as to such other tenants, as provided in this Section 11.3. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements or alterations are assessed at a higher valuation than the Building Standard, then such records shall be binding on both Landlord and Tenant.

12. Security Deposit.

12.1 Tenant has deposited with Landlord the sum set forth in Section 2.6 the (“Security Deposit”), which sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the period commencing on the Execution Date and ending upon the expiration or termination of this Lease. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, any provision relating to the payment of Rent, then Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, then Tenant shall, within ten (10) business days following demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall be a material breach of this Lease. The provisions of this Article 12 shall survive the expiration or earlier termination of this Lease. TENANT HEREBY WAIVES THE REQUIREMENTS OF SECTION 1950.7 OF THE CALIFORNIA CIVIL CODE, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

12.2 In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the tiling of such proceedings.

12.3 Landlord may deliver to any purchaser of Landlord’s interest in the Premises the funds deposited hereunder by Tenant, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transfers.

12.4 If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, then the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within thirty (30) days after the expiration or earlier termination of this Lease.

12.5 [Intentionally omitted]

12.6 If the Security Deposit shall be in cash. Landlord shall hold the Security Deposit in an account at a banking organization selected by Landlord; provided, however, that Landlord shall not be required to maintain a separate account for the Security Deposit, but may intermingle

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it with other funds of Landlord. Landlord shall be entitled to all interest and/or dividends, if any, accruing on the Security Deposit. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the Security Deposit.

12.7 The Security Deposit may be in the form of cash, a letter of credit or any other security instrument acceptable to Landlord in its sole discretion. Tenant may at any time, except during Default (as defined below), deliver a letter of credit (the “L/C Security”) as the entire Security Deposit, as follows.

12.7.1 If Tenant elects to deliver L/C Security, then Tenant shall provide Landlord and maintain in full force and effect throughout the Term, a letter of credit in the form of Exhibit E issued by an issuer reasonably satisfactory to Landlord, in the amount of the Security Deposit, with an initial term of at least one year. If, at the Term Expiration Date, any Rent remains uncalculated or unpaid, then: (i) Landlord shall with reasonable diligence complete any necessary calculations; (ii) Tenant shall extend the expiry date of such L/C Security from time to time as Landlord reasonably requires; and (iii) in such extended period, Landlord shall not unreasonably refuse to consent to an appropriate reduction of the L/C Security. Tenant shall reimburse Landlord’s legal costs (as estimated by Landlord’s counsel) in handling Landlord’s acceptance of L/C Security or its replacement or extension.

12.7.2 If Tenant delivers to Landlord satisfactory L/C Security in place of the entire Security Deposit, Landlord shall remit to Tenant any cash Security Deposit Landlord previously held.

12.7.3 Landlord may draw upon the L/C Security, and hold and apply the proceeds in the same manner and for the same purposes as the Security Deposit, if: (i) an uncured Default (as defined below) exists; (ii) as of the date forty-five (45) days before any L/C Security expires (even if such scheduled expiry date is after the Term Expiration Date) Tenant has not delivered to Landlord an amendment or replacement for such L/C Security, reasonably satisfactory to Landlord, extending the expiry date to the earlier of (1) six (6) months after the then-current Term Expiration Date or (2) the date one year after the then-current expiry date of the L/C Security; (iii) the L/C Security provides for automatic renewals, Landlord asks the issuer to confirm the current L/C Security expiry date, and the issuer fails to do so within ten (10) business days; (iv) Tenant fails to pay (when and as Landlord reasonably requires) any bank charges for Landlord’s transfer of the L/C Security; or (v) the issuer of the L/C Security ceases, or announces that it will cease, to maintain an office in the city where Landlord may present drafts under the L/C Security. This paragraph does not limit any other provisions of this Lease allowing Landlord to draw the L/C Security under specified circumstances.

12.7.4 Tenant shall not seek to enjoin, prevent, or otherwise interfere with Landlord’s draw under L/C Security, even if it violates this Lease. Tenant acknowledges that the only effect of a wrongful draw would be to substitute a cash Security Deposit for L/C Security, causing Tenant no legally recognizable damage. Landlord shall hold the proceeds of any draw in the same manner and for the same purposes as a cash Security Deposit. In the event of a wrongful draw, the parties shall cooperate to allow Tenant to post replacement L/C Security simultaneously with the return to Tenant of the wrongfully drawn sums, and Landlord shall upon request confirm in writing to the issuer of the L/C Security that Landlord’s draw was erroneous.

12.7.5 If Landlord transfers its interest in the Premises, then Tenant shall at Tenant’s expense, within five (5) Business Days after receiving a request from Landlord, deliver (and, if the issuer requires. Landlord shall consent to) an amendment to the L/C Security naming Landlord’s grantee as substitute beneficiary. If the required Security changes while L/C Security is in force, then reliant shall deliver (and, if the issuer requires, Landlord shall consent to) a corresponding amendment to the L/C Security.

13. Use.

13.1 Tenant shall use the Premises for the purpose set forth in Section 2.7, and shall not use the Premises, or permit or suffer the Premises to be used, for any other purpose without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

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13.2 Tenant shall not use or occupy the Premises in violation of Applicable Laws; zoning ordinances; or the certificate of occupancy issued for the Building, and shall, upon five (5) days’ written notice from Landlord, discontinue any use of the Premises that is declared or claimed by any Governmental Authority having jurisdiction to be a violation of any of the above, or that in Landlord’s reasonable opinion violates any of the above. Tenant shall comply with any direction of any Governmental Authority having jurisdiction that shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not be deemed to be in default of the foregoing obligation if it has the right to appeal such directive and Tenant prosecutes such appeal in a timely fashion and in a manlier that does not impose or threaten to impose any lien, charge or other obligation on Landlord or any portion of the Project.

13.3 Tenant shall not do or permit to be done anything that will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building and the Project and underwritten for building uses consistent with the Permitted Use, and shall comply with all rules, orders, regulations and requirements of the insurers of the Building and the Project consistent with market insurance requirements, and Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article 13.

13.4 Tenant shall keep all doors opening onto public corridors closed, except when in use for ingress and egress.

13.5 No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made to existing locks or the mechanisms thereof without Landlord’s prior written consent. Tenant shall, upon termination of this Lease, return to Landlord all keys to offices and restrooms either furnished to or otherwise procured by Tenant. In the event any key so furnished to Tenant is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

13.6 No awnings or other projections shall be attached to any outside wall of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s standard window coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior written consent, nor shall any bottles, parcels or other articles be placed on the windowsills. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without Landlord’s prior written consent.

13.7 No sign, advertisement or notice (“Signage”) shall be exhibited, painted or affixed by Tenant on any part of the Building without Landlord’s prior written consent. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at Tenant’s sole cost and expense, and shall be of a size, color and type and be located in a place acceptable to Landlord. The directory tablet shall be provided exclusively for the display of the name and location of tenants only. Tenant shall not place anything on the exterior of the corridor walls or corridor doors other than Landlord’s standard lettering. Tenant shall have Signage rights for the Premises substantially consistent with the Signage permitted for other comparable Tenants in the Project, as Landlord reasonably determines. At Landlord’s option, Landlord may install any such Signage, and Tenant shall pay all costs associated with such installation within five (5) days after demand therefor.

13.8 Tenant shall only place equipment within the Premises with floor loading consistent with the structural design of the Building without Landlord’s prior written approval, and such equipment shall be placed in a location designed to carry the weight of such equipment.

13.9 Tenant shall cause any office equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Common Areas or other offices in the Building.

13.10 Tenant shall not (a) do or permit anything to be done in or about the Premises that shall in any way obstruct or interfere with the rights of other tenants or occupants of the Building

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or the Project, or injure or annoy them, (b) use or allow the Premises to be used for immoral, unlawful or objectionable purposes, (c) cause, maintain or permit any nuisance or waste in, on or about the Premises, the Building or the Project or (d) take any other action that would in Landlord’s reasonable determination in any manner adversely affect other tenants’ quiet use and enjoyment of their space or adversely impact their ability to conduct business in a professional and suitable work environment.

13.11 Landlord shall remedy at its sole cost and expense any non-compliance of the Premises as of the Execution Date with the Americans with Disabilities Act, 42 U.S.C. § 12101, et seq. (together with regulations promulgated pursuant thereto, the “ADA”). Landlord shall indemnify, defend and hold harmless Tenant from and against any Claims (as defined below) arising out of Landlord’s failure to comply with the preceding sentence.

13.12 Subject to the foregoing Landlord obligations. Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Premises with the ADA, and Tenant shall indemnify, defend and hold harmless Landlord from and against any Claims (as defined below) arising out of any such failure of the Premises to comply with the ADA.

14. Rules and Regulations, Parking Facilities and Common Areas.

14.1 Tenant shall have the non-exclusive right, in common with others, to use the Common Areas, subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit F, together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its sole and absolute discretion (the “Rules and Regulations”). Tenant shall faithfully observe and comply with the Rules and Regulations to the extent consistent with the express terms of this Lease. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or any agent, employee or invitee thereof of any of the Rules and Regulations.

14.2 [Intentionally omitted]

14.3 Tenant shall have a non-exclusive, revocable license to use Tenant’s Pro Rata Share of parking facilities serving the Building in common on an unreserved basis with other tenants of the Building and the Project; provided that (a) Tenant shall be entitled to not less than three (3) spaces per one thousand (1,000) rentable square feet of the Premises, (b) such license shall be irrevocable as long as Tenant is not in Default under this Lease and (c) if Landlord grants any other tenant of the Building exclusive parking rights in the parking area of the Project, Tenant shall have the right Tenant’s Pro Rata Share of exclusive parking in the Project parking areas.

14.4 Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right to determine that parking facilities are becoming overcrowded and to limit Tenant’s use thereof, but not less than Tenant’s Pro Rata Share thereof. Upon such determination, Landlord may reasonably allocate parking spaces among Tenant and other tenants of the Building or the Project. Nothing in this Section, however, is intended to create an affirmative duty on Landlord’s part to monitor parking.

14.5 Landlord reserves the right to modify the Common Areas, including the right to add or remove exterior and interior landscaping and to subdivide real property. Tenant acknowledges that Landlord specifically reserves the right to allow the exclusive use of corridors and restroom facilities located on specific floors to one or more tenants occupying such floors; provided, however, that Tenant shall not be deprived of the use of the corridors reasonably required to serve the Premises or of restroom facilities serving the floor upon which the Premises are located.

14.6 Tenant shall have the non-exclusive right to reasonable use of the shipping dock and shipping and receiving areas of the Building, including shipping and receiving support services by Landlord’s agent, during the hours of 8:30 a.m. and 4:00 p.m. daily (other than on non-business days).

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15. Project Control by Landlord.

15.1 Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant’s enjoyment of the Premises as provided by this Lease. This reservation includes, without limitation, Landlord’s right to subdivide the Project, convert the Building to condominium units, grant casements and licenses to third parties, and maintain or establish ownership of the Building separate from fee title to the Property.

15.2 Possession of areas of the Premises necessary for utilities, services, safety and operation of the Building is reserved to Landlord.

15.3 Tenant shall, at Landlord’s request, promptly execute such further documents as may be reasonably appropriate to assist Landlord in the performance of its obligations hereunder; provided that Tenant need not execute any document that creates additional liability for Tenant or that deprives Tenant of the quiet enjoyment and use of the Premises as provided for in this Lease.

15.4 Landlord may, at any and all reasonable times during non-business hours (or during business hours if Tenant so requests), and upon twenty-four (24) hours’ prior notice and subject to personal escort by a Tenant employee in which Tenant shall make available to Landlord; provided that no time restrictions or escort requirement shall apply or advance notice be required if an emergency threatening immediate damage to Landlord’s property or injury to persons in the Building necessitates immediate entry), enter the Premises to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply any service Landlord is required to provide hereunder, (c) show the Premises to prospective purchasers or tenants during the final six (6) months of the Term, (d) post notices of nonresponsibility, (e) access the telephone equipment, electrical substation and fire risers and (f) alter, improve or repair any portion of the Building other than the Premises for which access to the Premises is reasonably necessary. In connection with any such alteration, improvement or repair as described in Subsection 15.4( f), Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the alteration, improvement or repair work to be performed; provided that such activities shall not unreasonably interfere with Tenant’s Permitted Use of the Premises. In no event shall Tenant’s Rent abate as a result of Landlord’s activities pursuant to this Section 15.4; provided, however, that all such activities shall be conducted in such a manner so as to cause as little interference to Tenant as is reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises, and any such entry to the Premises shall not constitute a forcible or unlawful entry to the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

16. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Landlord or anyone acting through or under Landlord shall not disturb Tenant’s occupancy of the Premises, except as permitted by this Lease.

17. Utilities and Services.

17.1 As part of the Operating Expenses, Landlord shall provide those utilities and services set forth on Exhibit B to this Lease. Tenant shall pay for such utilities and services, and all other water (including the cost to service, repair and replace any reverse osmosis, de-ionized and other treated water systems), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon as a reasonable proportion (to be equitably determined by Landlord) of all charges of such utility jointly metered with other premises as part of Tenant’s Pro Rata Share of Operating Expenses. Tenant’s employees operating at the Project shall have the non-exclusive right to reasonable use of the Building’s workout room (subject to each employee’s and Tenant’s execution of Landlord’s standard form of liability waiver and release), and Tenant shall have the right to use the Common Area conference rooms and video conference facility on a “first come, first served” basis.

17.2 Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any utility or service, whether or not such failure is caused by Force Majeure;

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provided, however, that Landlord hereby represents and warrants that as of the date of this Lease, the emergency generator and UPS system serving the Building are operable and have sufficient capacity to carry Landlord’s reasonable estimate of the electrical load requirements of the tenants of the Building in the event of a power interruption. In the event of such failure, as long as such failure is not attributable to the gross negligence or intentional misconduct of Landlord or any of its agents or employees. Tenant shall not be entitled to termination of this Lease or any abatement or reduction of Rent, nor shall Tenant be relieved from the operation of any covenant or agreement of this Lease.

17.3 Tenant shall pay for, prior to delinquency of payment therefor, any utilities and services that may be furnished to the Premises during or, if Tenant occupies the Premises after the expiration or earlier termination of the Term, after the Term.

17.4 Tenant shall not, without Landlord’s prior written consent, use any device in the Premises (including, without limitation, data processing machines) that will in any way (a) increase the amount of ventilation, air exchange, gas, steam, electricity or water beyond the existing capacity of the Building as proportionately allocated to the Premises based upon Tenant’s Pro Rata Share as usually furnished or supplied for the use set forth in Section 2.7 or (b) exceed Tenant’s Pro Rata Share of the Building’s capacity to provide such utilities or services.

17.5 If Tenant shall require utilities or services in excess of those usually furnished or supplied for tenants in similar spaces in the Building by reason of Tenant’s equipment or extended hours of business operations, then Tenant shall first procure Landlord’s consent for the use thereof, which consent Landlord may condition upon the availability of such excess utilities or services, and Tenant shall pay as Additional Rent an amount equal to the cost of providing such excess utilities and services. Notwithstanding the foregoing, as part of Operating Expenses Tenant shall have the right to have Landlord’s agent perform autoclave and glass washing services for Tenant’s laboratory glassware in the Common Area glass washing facility between the hours of 7:30 a.m. and 4:00 p.m. daily (excluding non-business days); provided that Tenant shall mark and inventory any items provided to Landlord’s agent for washing; and further provided that Landlord shall cause its agent to provide such autoclave and glass washing services in a manner consistent with customary levels of quality and timeliness for such services in the San Diego market.

17.6 Utilities and services provided by Landlord to the Premises that are separately metered shall be paid by Tenant directly to the supplier of such utility or service.

17.7 Landlord shall provide water in Common Areas for lavatory purposes only.

17.8 Subject to Landlord’s obligation to repair and maintain in operation in accordance with this Lease the emergency generator and other UPS equipment serving the Building, Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when Landlord deems necessary or desirable, due to accident, emergency or the need to make repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed, and Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or electric service when prevented from doing so by Force Majeure or a failure by a third party to deliver gas, oil or another suitable fuel supply not attributable to Landlord’s gross negligence or willful misconduct, or Landlord’s inability by exercise of reasonable diligence to obtain gas, oil or another suitable fuel. Without limiting the foregoing, it is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of Force Majeure. Notwithstanding the foregoing, if all or a portion of the Premises is rendered untenantable due to the failure of any Building systems during the Term due to Landlord’s gross negligence or willful misconduct (including, without limitation, Landlord’s failure to timely pay utility bills), Tenant shall not be responsible for payment of Base Rent for any period after the first (1st) five (5) business days of such untenantability until such systems return to functionality; provided, however, that tenant shall promptly provide Landlord with written notice of the failure of any such Building systems.

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17.9 For the Premises, Landlord shall (a) maintain and operate the heating, ventilating and air conditioning systems used for the Permitted Use only (“HVAC”) and (b) subject to clause (a) above, furnish HVAC as reasonably required (except as this Lease otherwise provides or as to any special requirements that arise from Tenant’s particular use of the Premises) for reasonably comfortable occupancy of the Premises twenty-four (24) hours a day, 365 or 366 days a year, and in compliance with the requirements set forth in Article 23 of this Lease.

18. Alterations.

18.1 Tenant shall make no alterations, additions or improvements in or to the Premises or engage in any construction, demolition, reconstruction, renovation, or other work (whether major or minor) of any kind in, at, or serving the Premises (“Alterations”) without Landlord’s prior written approval, which approval Landlord shall not unreasonably withhold; provided, however, that in the event any proposed Alteration affects (a) any structural portions of the Building, including exterior walls, roof, foundation or core of the Building, (b) the exterior of the Building or (c) any Building systems including elevator, plumbing, air conditioning, heating, electrical, security, life safety and power, then Landlord may withhold its approval with respect thereto in its sole and absolute discretion. Tenant shall, in making any such Alterations, use only those architects, contractors, suppliers and mechanics of which Landlord has given prior written approval, which approval shall be in Landlord’s sole and absolute discretion. In seeking Landlord’s approval, Tenant shall provide Landlord, at least fourteen (14) days in advance of any proposed construction, with plans, specifications, bid proposals, work contracts, requests for laydown areas and such other information concerning the nature and cost of the Alterations as Landlord may reasonably request and Landlord shall have five (5) business days thereafter to grant or withhold its consent. If Landlord does not notify Tenant of its decision within five (5) business days, Landlord shall be deemed to have given its approval. Notwithstanding any other provision contained herein, Tenant shall not be required to obtain Landlord’s prior consent for minor, non-structural cosmetic Alterations, such as painting or carpeting, that (v) do not affect any of the Building Systems, (w) are not visible from the exterior of the Premises, (x) do not affect the watertight character of the Building or its roof, (y) do not require a building permit and (z) cost less than Twenty Thousand Dollars ($20,000) per item of work and Seventy-Five Thousand Dollars ($75,000) in the aggregate during the Term (collectively, “Minor Changes”) so long as Tenant gives Landlord notice of the proposed Minor Change at least ten (10) days prior to commencing any Minor Change and complies with all other provisions of this Article 18 (except that Tenant shall not be required to obtain Landlord’s approval of any plans or specifications therefor).

18.2 Tenant shall not construct or permit to be constructed partitions or other obstructions that might interfere with free access to mechanical installation or service facilities of the Building, or interfere with the moving of Landlord’s equipment to or from the enclosures containing such installations or facilities.

18.3 Tenant shall accomplish any work performed on the Premises or the Building in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times.

18.4 Any work performed on the Premises or the Building by Tenant or Tenant’s contractors shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant or Tenant’s contractors shall be performed in full compliance with Applicable Laws. Within thirty (30) days after completion of any Alterations (other than Minor Alterations). Tenant shall provide Landlord with complete “as-built” drawing print sets and electronic CADD files on disc (or files in such other current format in common use as Landlord reasonably approves or requires) showing any changes in the Premises.

18.5 Before commencing any work, Tenant shall give Landlord at least ten (10) days’ prior written notice of the proposed commencement of such work and shall, if required by Landlord, secure, at Tenant’s own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work.

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18.6 All Alterations, attached equipment, decorations, fixtures, trade fixtures, additions and improvements, subject to Section 18.8, attached to or built into the Premises, made by either of the Parties, including, without limitation, all floor and wall coverings, built-in cabinet work and paneling, sinks and related plumbing fixtures, laboratory benches, exterior venting fume hoods and walk-in freezers and refrigerators, ductwork, conduits, electrical panels and circuits, shall (unless, prior to such construction or installation, Landlord elects otherwise) become the property of Landlord upon the expiration or earlier termination of the Term, and shall remain upon and be surrendered with the Premises as a part thereof. The Premises shall at all times remain the property of Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease. All trade fixtures, equipment, Alterations and Signage installed by or under Tenant that become an integral part of the Building structure or Building systems (i.e., cannot be removed without material damage to the Building structure or damage to the Building systems), shall be the property of Landlord; and all other trade fixtures, equipment and Alterations as listed on Exhibit H (as modified from time to time in accordance with Section 18.8 below) shall be the property of Tenant.

18.7 Tenant shall repair any damage to the Premises caused by Tenant’s removal of any property from the Premises. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

18.8 Except as provided in Section 18.6 and with respect to those items listed on Exhibit H attached hereto (as such exhibit may be updated from time to time by Tenant, with those additional trade fixtures satisfying the requirements for removal under Section 18.6, as approved by Landlord at the time installation of such trade fixtures is made), all business and trade fixtures, machinery and equipment, built-in furniture and cabinets, together with all additions and accessories thereto, installed in and upon the Premises shall be and remain the property of Landlord and shall not be moved by Tenant at any time during the Term. If Tenant shall fail to remove any of its effects from the Premises prior to termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose and store said effects without liability to Tenant for loss thereof or damage thereto, and Tenant shall pay Landlord, upon demand, any costs and expenses incurred due to such removal and storage or Landlord may, at its sole option and without notice to Tenant, sell such property or any portion thereof at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale against any (a) amounts due by Tenant to Landlord under this Lease and (b) any expenses incident to the removal, storage and sale of said personal property.

18.9 Notwithstanding any other provision of this Article 18 to the contrary, in no event shall Tenant remove any improvement from the Premises as to which Landlord contributed payment without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

18.10 Tenant shall pay to Landlord an amount equal to two percent (2%) of the cost to Tenant of all changes installed by Tenant or its contractors or agents to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision thereof. For purposes of payment of such sum. Tenant shall submit to Landlord copies of all bills, invoices and statements covering the costs of such charges, accompanied by payment to Landlord of the fee set forth in this Section. Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate clean-up.

18.11 Within sixty (60) days after final completion of the Tenant Improvements (or any other Alterations performed by Tenant with respect to the Premises), Tenant shall submit to Landlord documentation showing the amounts expended by Tenant with respect to such Tenant Improvements or any other Alterations performed by Tenant with respect to the Premises), together with supporting documentation reasonably acceptable to Landlord.

18.12 Tenant shall require its contractors and subcontractors performing work on the Premises to name Landlord and its affiliates and lenders as additional insureds on their respective insurance policies.

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18.13 If Tenant requests in writing that Landlord determine, at the time Landlord consents to any Alterations, which Alterations, if any, Landlord shall require be removed at the expiration of the Term, Landlord shall indicate along with its consent to such Alterations those items that Tenant must remove at the end of the Term.

19. Repairs and Maintenance.

19.1 Landlord shall repair and maintain the structural and exterior portions and Common Areas of the Building and the Project, including, without limitation, roofing and covering materials, foundations, exterior walls, plumbing, fire sprinkler systems (if any), heating, ventilating, air conditioning, elevators, and electrical systems (including, but not limited to, the emergency generator and any other UPS systems serving the Building) installed or furnished by Landlord. Any costs related to the repair or maintenance activities specified in this Section 19.1 shall be included as a part of Operating Expenses (subject to the exclusions set forth in Article 10), unless such repairs or maintenance is required in whole or in part because of any act, neglect, fault or omissions of Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the cost of such repairs and maintenance.

19.2 Except for services of Landlord, if any, required by Section 19.1, and subject to the terms and conditions of Articles 25 and 26 below, Tenant shall at Tenant’s sole cost and expense maintain and keep the Premises and every part thereof in good condition and repair, damage thereto from ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises to Landlord in as good of a condition as when received, ordinary wear and tear and damage due to casualty covered by Landlord’s insurance excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof except as provided in Section 19.1 of this Lease.

19.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is an obligation of Landlord unless such failure shall persist for an unreasonable time (but not to exceed 30 days) after Tenant provides Landlord with written notice of the need of such repairs or maintenance. Tenant waives its rights under Applicable Laws now or hereafter in effect to make repairs at Landlord’s expense.

19.4 Repairs under this Article 19 that are obligations of Landlord are subject to allocation among Tenant and other tenants as Operating Expenses, except as otherwise provided in this Article 19 and in Article 10.

19.5 This Article 19 relates to repairs and maintenance arising in the ordinary course of operation of the Building and the Project and any related facilities. In the event of fire, earthquake, flood, vandalism, war, terrorism, natural disaster or similar cause of damage or destruction, Article 25 shall apply in lieu of this Article 19.

19.6 If any excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same as long as such actions do not interfere with Tenant’s Permitted Use and occupancy of the Premises.

20. Liens.

20.1 Subject to the immediately succeeding sentence, Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s lien filed against the Premises, the Building or the Project for work claimed to have been done for, or materials claimed to have been furnished to, shall be discharged or bonded by Tenant within fifteen (15) days after the filing thereof, at Tenant’s sole cost and expense.

20.2 Should Tenant fail to discharge or bond against any lien of the nature described in Section 20.1, Landlord may, at Landlord’s election, pay such claim or post a bond or otherwise

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provide security to eliminate the lien as a claim against title, and Tenant shall immediately reimburse Landlord for the costs thereof as Additional Rent.

20.3 In the event that Tenant leases or finances the acquisition of office equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Building be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after tiling such financing statement, cause (a) a copy of the lender security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s ability to demonstrate that the lien of such financing statement is not applicable to Landlord’s interest and (b) Tenant’s lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises, the Building or the Project.

20.4 Notwithstanding the terms and conditions of Section 20.3 above, Tenant shall have the right, from time to time, to grant and assign a mortgage or other security interest in Tenant’s removable trade fixtures (as determined in accordance with Sections 18.6 and 18.8 above) and other personal property located in or at the Premises, and Landlord agrees to execute, at Tenant’s sole cost and expense, waiver forms reasonably acceptable to Landlord releasing Landlord’s interest therein in favor of any purchase money seller, lessor or lender who has financed or may finance in the immediate future such property of Tenant. Without limiting the effectiveness of the foregoing, provided that no default shall have occurred and be continuing. Landlord shall, upon the request of Tenant, and at Tenant’s sole cost and expense, execute and deliver any reasonable instruments reasonably necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any person or entity permitted under this paragraph, including reasonable Landlord waivers with respect to any of the foregoing, and such acknowledgment shall include, if requested by the person holding such security interest, the right to enter upon the Premises following a Default for a period not to exceed thirty (30) days, for the limited purpose of removing any personal property so secured, provided that the secured party agrees to repair any damages resulting from the exercise of such right and pay all Rent due and payable (including, without limitation, Base Rent and Tenant’s Pro Rata Share of Operating Expenses) for such time. Tenant shall indemnify and hold Landlord harmless from and against any and all Claims (as defined below) in any manner directly or indirectly related to the mortgage or security interests in Tenant’s trade fixtures and other personal property.

21. Estoppel Certificate. Tenant shall, within ten (10) business days of receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit I or on any other form reasonably requested by a proposed lender, mortgagee or beneficiary (each, a “Lender”) or purchaser, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth such further information with respect to this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such the prescribed time shall, at Landlord’s option, constitute a Default (as defined below) under this Lease, and, in any event, shall be binding upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

22. Hazardous Materials.

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22.1 Tenant shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept or used in or about the Premises, the Building or the Project in violation of Applicable Laws by Tenant, its agents, employees, contractors or invitees. If Tenant breaches such obligation, or if the presence of Hazardous Materials as a result of such a breach results in contamination of the Premises, the Building, the Project or any adjacent property, or if contamination of the Premises, the Building, the Project or any adjacent property by Hazardous Materials otherwise occurs during the Term or any extension or renewal hereof or holding over hereunder, then Tenant shall indemnify, save, defend and hold Landlord, its agents and contractors harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in value of the Premises, the Building, the Project or any portion thereof; damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or Project; damages arising from any adverse impact on marketing of space in the Premises, the Building or the Project; and sums paid in settlement of claims, attorneys’ fees, consultants’ fees and experts’ fees) that arise during or after the Term as a result of such breach or contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or groundwater above, on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials in, on, under or about the Premises, the Building, the Project or any adjacent property caused or permitted by Tenant results in any contamination of the Premises, the Building, the Project or any adjacent property, then Tenant shall promptly take all actions at its sole cost and expense as are necessary to comply with Applicable Laws and, to the extent possible, to return the Premises, the Building, the Project and any adjacent property to their respective condition existing prior to the time of such contamination; provided that Landlord’s written approval of such action shall first be obtained, which approval Landlord shall not unreasonably withhold; and provided, further, that it shall be reasonable for Landlord to withhold its consent if such actions could have a material adverse long-term or short-term effect on the Premises, the Building or the Project. Landlord shall indemnify, save, defend and hold Tenant harmless from and against any and all Claims (as defined below) related to the presence of Hazardous Materials at the Premises prior to the Execution Date.

22.2 Landlord acknowledges that it is not the intent of this Article 22 to prohibit Tenant from operating its business as described in Section 2.7. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to Applicable Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Term Commencement Date a list identifying each type of Hazardous Material to be present on the Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Material on the Premises (the “Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List on or prior to each annual anniversary of the Term Commencement Date and shall also deliver an updated Hazardous Materials List before any new Hazardous Materials are brought onto the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (hereinafter referred to as the “Documents”) relating to the handling, storage, disposal and emission of Hazardous Materials prior to the Term Commencement Date or, if unavailable at that time, concurrent with the receipt from or submission to any Governmental Authority: permits; approvals; reports and correspondence; storage and management plans; notices of violations of Applicable Laws; plans relating to the installation of any storage tanks to be installed in or under the Premises, the Building or the Project (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion); and all closure plans or any other documents required by any and all Governmental Authorities for any storage tanks installed in, on or under the Premises, the Building or the Project for the closure of any such storage tanks. Tenant shall not be required, however, to provide Landlord with any portion of the Documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or activities related to Hazardous Materials. Upon Landlord’s written request, Tenant agrees that it shall enter into a written agreement with other tenants of the Building and the Project concerning the equitable allocation of the control areas (as defined in the Uniform

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Building Code as adopted by the city or municipality(ies) in which the Project is located (the “UBC”)) within the Building and the Project for the storage of Hazardous Materials. In the event that Tenant’s use of Hazardous Materials is such that it utilizes fire control areas in the Building or the Project in excess of Tenant’s Pro Rata Share of the Building or the Project, as applicable, as set forth in Section 2.2, Tenant agrees that it shall, at its sole cost and expense and upon Landlord’s written request, establish and maintain a separate area of the Premises classified by the UBC as an “H” occupancy area for the use and storage of Hazardous Materials or take such other action as is necessary to ensure that its share of the fire control areas of the Building and the Project is not greater than Tenant’s Pro Rata Share of the Building or the Project, as applicable.

22.3 Notwithstanding the provisions of Section 22.1, if (a) Tenant or any proposed transferee, assignee or sublessee of Tenant has been required by any prior landlord, Lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such party’s action or omission or use of the property in question or (ii) Tenant or any proposed transferee, assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, disposal or storage of Hazardous Materials, then Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion (with respect to any such matter involving Tenant), and it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment or subletting (with respect to any such matter involving a proposed transferee, assignee or sublessee).

22.4 At any time, and from time to time, prior to the expiration of the Term, Landlord shall have the right to conduct appropriate tests of the Premises, the Building and the Project to demonstrate that Hazardous Materials are present or that contamination has occurred due to Tenant or Tenant’s agents, employees or invitees. Tenant shall pay all reasonable costs of such tests of the Premises.

22.5 If underground or other storage tanks storing Hazardous Materials are located on the Premises or are hereafter placed on the Premises by any party, Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under the Applicable Laws.

22.6 Tenant’s obligations under this Article 22 shall survive the expiration or earlier termination of the Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any such Hazardous Materials, Tenant shall continue to pay Rent in accordance with this Lease, which Rent shall be prorated daily.

22.7 As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste that is or becomes regulated by any Governmental Authority.

23. [Intentionally omitted]

24. Insurance; Waiver of Subrogation.

24.1 Landlord shall maintain insurance for the Building and the Project (including, but not limited to, all equipment and improvements owned by Landlord and located in the Project) in amounts equal to full replacement cost (exclusive of the costs of excavation, foundations and footings, and without reference to depreciation taken by Landlord upon its books or tax returns) or such lesser coverage as Landlord may elect, provided that such coverage shall not be less than ninety percent (90%) of such full replacement cost or the amount of such insurance Landlord’s Lender, if any, requires Landlord to maintain, providing protection against any peril generally included within the classification “Fire and Extended Coverage,” together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof, shall further insure, if Landlord deems it appropriate, coverage against flood, environmental hazard, earthquake, loss or failure of building equipment, rental loss during the period of repairs or rebuilding, workmen’s compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but

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shall not be deemed required to, provide insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord, without regard to whether or not such are made a part of or are affixed to the Building. Notwithstanding the foregoing, Landlord acknowledges and agrees that the emergency generators serving the tenants of the Building shall be covered by Landlord’s insurance throughout the Term (or self-insured by Landlord, in which case the obligation to replace such self-insured equipment shall be treated under Article 25 as if such equipment was insured for 100% of its replacement value, without deductible).

24.2 In addition, Landlord shall carry public liability insurance with a single limit of not less than One Million Dollars ($1,000,000) for death or bodily injury, or property damage with respect to the Project.

24.3 Tenant shall, at its own cost and expense, procure and maintain in effect, beginning on the Term Commencement Date or the date of occupancy, whichever occurs first, and continuing throughout the Term (and occupancy by Tenant, if any, after termination of this Lease) comprehensive public liability insurance with limits of not less than Two Million Dollars ($2,000,000) per occurrence for death or bodily injury and not less than Two Million Dollars ($2,000,000) for property damage with respect to the Premises (including $100,000 fire legal liability (each loss)).

24.4 The insurance required to be purchased and maintained by Tenant pursuant to this Lease shall name Landlord, BioMed Realty, L.P., BioMed Realty Trust, Inc., and their respective officers, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as additional insureds. Said insurance shall be with companies having a rating of not less than policyholder rating of A and financial category rating of at least Class XII in “Best’s Insurance Guide.” Tenant shall obtain for Landlord from the insurance companies or cause the insurance companies to furnish certificates of coverage to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days’ prior written notice to Landlord from the insurer (except in the event of non-payment of premium, in which case ten (10) days written notice shall be given). All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry. Tenant’s policy may be a “blanket policy” that specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and at its cost to be paid by Tenant as Additional Rent.

24.5 Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment and leasehold improvements, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease. Tenant shall, at Tenant’s sole cost and expense, carry such insurance as Tenant desires for Tenant’s protection with respect to personal property of Tenant or business interruption.

24.6 In each instance where insurance is to name Landlord Parties as additional insureds, Tenant shall, upon Landlord’s written request, also designate and furnish certificates evidencing such Landlord Parties as additional insureds to (a) any Lender of Landlord holding a security interest in the Building or the Project, (b) the landlord under any lease whereunder Landlord is a tenant of the real property upon which the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner, and (c) any management company retained by Landlord to manage the Project.

24.7 Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, employees, agents and representatives of the other on account of loss or damage occasioned by such waiving party or its property or the property of others under such waiving party’s control, in each case to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy that either Landlord or Tenant may have in force at the time of such loss or damage. Such waivers shall continue so long as their respective insurers so permit. Any termination of such a waiver shall be by written

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notice to the other party, containing a description of the circumstances hereinafter set forth in this Section 24.7. Landlord and Tenant, upon obtaining the policies of insurance required or permitted under this Lease, shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, then the party seeking such policy shall notify the other of such conditions, and the party so notified shall have ten (10) days thereafter to either (a) procure such insurance with companies reasonably satisfactory to the other party or (b) agree to pay such additional premium (in Tenant’s case, in the proportion that the area of the Premises bears to the insured area). If the parties do not accomplish either (a) or (b), then this Section 24.7 shall have no effect during such time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, then neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section 24.7, shall contravene Applicable Laws, then the liability of the party in question shall be deemed not released but shall be secondary to the other party’s insurer.

24.8 Landlord may require insurance policy limits required under this Lease to be raised to conform with requirements of Landlord’s Lender or to bring coverage limits to levels then being required of new tenants within the Project.

24.9 Any costs incurred by Landlord pursuant to this Article 24 shall constitute a portion of Operating Expenses.

25. Damage or Destruction.

25.1 In the event of a partial destruction of the Building or the Project by fire or other perils covered by extended coverage insurance not exceeding twenty-five percent (25%) of the full insurable value thereof, and provided that (a) the damage thereto is such that the Building or the Project may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and (b) Landlord shall receive insurance proceeds sufficient to cover the cost of such repairs (except for any deductible amount provided by Landlord’s policy, which deductible amount, if paid by Landlord, shall constitute an Operating Expense), Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration of the Building or the Project, as applicable, and this Lease shall continue in full force and effect.

25.2 In the event of any damage to or destruction of the Building or the Project other than as described in Section 25.1, Landlord may elect to repair, reconstruct and restore the Building or the Project, as applicable, in which case this Lease shall continue in full force and effect, and Landlord shall notify Tenant in writing of such election, specifying the estimated time to completion such repairs, reconstruction and restoration. If Landlord estimates that the repairs, reconstruction and restoration will not be completed within ninety (90) days from the date of the happening of such casualty, or if such casualty occurs within the last six (6) months of the Term, Tenant shall have the right to terminate this Lease upon written notice to Landlord delivered within ten (10) business days after receipt of Landlord’s notice of Landlord’s election to repair. If Landlord elects not to repair the Building or the Project, as applicable, then this Lease shall terminate as of the date of such damage or destruction.

25.3 Landlord shall give written notice to Tenant within thirty (30) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Project, as applicable.

25.4 Upon any termination of this Lease under any of the provisions of this Article 25, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except with regard to (a) items occurring prior to the damage or destruction and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

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25.5 In the event of repair, reconstruction and restoration as provided in this Article 25, all Rent to be paid by Tenant under this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises is impaired during the period of such repair, reconstruction or restoration, unless Landlord provides Tenant with other space during the period of repair that, in Tenant’s reasonable opinion, is suitable for the temporary conduct of Tenant’s business; provided, however, that the amount of such abatement shall be reduced by the proceeds of business interruption or loss of rental income insurance actually received by Tenant with respect to the Premises.

25.6 Notwithstanding anything to the contrary contained in this Article 25, should Landlord be delayed or prevented from completing the repair, reconstruction or restoration of the damage or destruction to the Premises alter the occurrence of such damage or destruction by Force Majeure, then the time for Landlord to commence or complete repairs shall be extended on a day-for-day basis; provided, however, that, at Landlord’s election, Landlord shall be relieved of its obligation to make such repair, reconstruction or restoration.

25.7 If Landlord is obligated to or elects to repair, reconstruct or restore as herein provided, then Landlord shall be obligated to make such repair, reconstruction or restoration only with regard to those portions of the Premises, the Building or the Project that were originally provided at Landlord’s expense. The repair, reconstruction or restoration of improvements not originally provided by Landlord or at Landlord’s expense shall be the obligation of Tenant. In the event Tenant has elected to upgrade certain improvements from the Building Standard, Landlord shall, upon the need for replacement due to an insured loss, provide only the Building Standard, unless Tenant again elects to upgrade such improvements and pay any incremental costs related thereto, except to the extent that excess insurance proceeds, if received, are adequate to provide such upgrades, in addition to providing for basic repair, reconstruction and restoration of the Premises, the Building and the Project.

25.8 Notwithstanding anything to the contrary contained in this Article 25, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage resulting from any casualty covered under this Article 25 occurs during the last six (6) months of the Term or any extension hereof, or to the extent that insurance proceeds are not available therefor.

25.9 Landlord’s obligation, should it elect or be obligated to repair or rebuild, shall be limited to the Property and the Building; provided that Tenant shall, at its expense, replace or fully repair all of Tenant’s personal property and any Alterations installed by Tenant existing at the time of such damage or destruction. If the Property or the Building is to be repaired in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives that are allocable to the Alterations constructed by Tenant pursuant to this Lease, provided Tenant is not then in default under this Lease.

26. Eminent Domain.

26.1 In the event the whole of the Premises, or such part thereof as shall substantially interfere with Tenant’s use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

26.2 In the event of a partial taking of the Building or the Project, or of drives, walkways or parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then, without regard to whether any portion of the Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease as of such taking if such taking is, in Landlord’s sole opinion, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of renting office or laboratory space.

26.3 Tenant shall be entitled to any award that is specifically awarded as compensation for (a) the taking of Tenant s personal property that was installed at Tenant’s expense and (b) the

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costs of Tenant moving to a new location. Except as set forth in the previous sentence, any award for such taking shall be the property of Landlord.

26.4 If, upon any taking of the nature described in this Article 26, this Lease continues in effect, then Landlord shall promptly proceed to restore the Premises, the Building and the Project, as applicable, to substantially their same condition prior to such partial taking. To the extent such restoration is feasible, as determined by Landlord in its sole and absolute discretion, the Rent shall be decreased proportionately to reflect the loss of any portion of the Premises no longer available to Tenant.

27. Surrender.

27.1 At least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with (a) a Phase I environmental assessment (“Phase I”) for the Premises (or an update to the Baseline Phase I) and (b) written evidence of all appropriate governmental releases obtained by Tenant in accordance with Applicable Laws, including, without limitation, laws pertaining to the surrender of the Premises. In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in Tenant’s Phase I (or update to the Baseline Phase I) and compliance with any recommendations set forth in Tenant’s Phase I (or such update), except to the extent such environmental conditions are disclosed in the Baseline Phase I, in which case Tenant’s responsibility shall be limited to remediating any exacerbation of such pre-existing environmental conditions. Tenant’s obligations under this Section 27.1 shall survive the expiration or earlier termination of the Lease.

27.2 No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder, unless such surrender is accepted in writing by Landlord.

27.3 The voluntary or other surrender of this Lease by Tenant shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property, unless Landlord consents in writing, and shall, at Landlord’s option, operate as an assignment to Landlord of any or all subleases.

27.4 The voluntary or other surrender of any ground or other underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation thereof or of Landlord’s interest therein by Landlord and its lessor shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property and shall, at the option of the successor to Landlord’s interest in the Building or the Project, as applicable, operate as an assignment of this Lease.

28. Holding Over.

28.1 If, with Landlord’s prior written consent, Tenant holds possession of all or any part of the Premises after the Term, Tenant shall become a tenant from month to month after the expiration or earlier termination of the Term, and in such case Tenant shall continue to pay (a) Base Rent in accordance with Article 8 at the rate provided in Section 28.2 below, and (b) any amounts for which Tenant would otherwise be liable under this Lease if the Lease were still in effect, including, without limitation, payments for Tenant’s Pro Rata Share of Operating Expenses. Any such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

28.2 Notwithstanding the foregoing, if Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without Landlord’s prior written consent, Tenant shall become a tenant at sufferance subject to the terms and conditions of this Lease, except that the monthly Base Rent shall be equal to one hundred fifty percent (150%) of the Base Rent in effect during the last thirty (30) days of the Term.

28.3 Acceptance by Landlord of Rent after the expiration or earlier termination of the Term shall not result in an extension, renewal or reinstatement of this Lease.

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28.4 The foregoing provisions of this Article 28 are in addition to and do not affect Landlord’s right of reentry or any other rights of Landlord hereunder or as otherwise provided by Applicable Laws.

29. Indemnification and Exculpation.

29.1 Tenant agrees to indemnify, save, defend and hold Landlord harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses (including without limitation, reasonable attorneys’ fees, charges and disbursements) incurred in investigating or resisting the same (collectively, “Claims”) arising from injury or death to any person or damage to any property occurring within or about the Premises, the Building or the Property arising directly or indirectly out of Tenant’s or Tenant’s employees’, agents’ or guests’ use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by Landlord’s (or any of its agents’, employees’ or contractors’) willful misconduct or primarily attributable to Landlord’s (or any of its agents’, employees’ or contractors’) gross negligence.

29.2 Notwithstanding any provision of Section 29.1 to the contrary, Landlord shall not be liable to Tenant for, and Tenant assumes all risk of, damage to personal property or scientific research, including, without limitation, loss of records kept by Tenant within the Premises and damage or losses caused by fire, electrical malfunction, gas explosion or water damage of any type (including, without limitation, broken water lines, malfunctioning fire sprinkler systems, roof leaks or stoppages of lines), unless any such loss is due to Landlord’s willful disregard of written notice by Tenant of need for a repair that Landlord is responsible to make for an unreasonable period of time. Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property as described in this Section 29.2.

29.3 Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project, or of any other third party not under the control of Landlord or otherwise in privity of contractual indemnity with Landlord.

29.4 Tenant acknowledges that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts, Landlord shall not be liable for injuries or losses caused by criminal acts of third parties, and Tenant assumes the risk that any security device or service may malfunction or otherwise be circumvented by a criminal. If Tenant desires protection against such criminal acts, then Tenant shall, at Tenant’s sole cost and expense, obtain appropriate insurance coverage.

29.5 The provisions of this Article 29 shall survive the expiration or earlier termination of this Lease.

30. Assignment or Subletting.

30.1 Except as hereinafter expressly permitted, Tenant shall not, either voluntarily or by operation of Applicable Laws, directly or indirectly sell, hypothecate, assign, pledge, encumber or otherwise transfer this Lease, or sublet the Premises (each, a “Transfer”), without Landlord’s prior written consent, which consent Landlord may not unreasonably delay. Tenant shall have the right to Transfer without Landlord’s prior written consent Tenant’s right to the Premises or any part thereof to any person that as of the date of determination and at all times thereafter directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Tenant, including, but not limited to, a purchaser of Tenant’s stock or assets as pan ongoing concern (“Tenant’s Affiliate”), provided that Tenant shall notify Landlord in writing at least ten (10) days prior to the effectiveness of such Transfer to Tenant’s Affiliate (an “Exempt Transfer”) and otherwise comply with the requirements of this Lease regarding such Transfer. An Exempt Transfer shall also include a public or private placement or offering of stock in a corporation that is Tenant to raise additional capital, including any initial public offering of such stock (collectively, an “Additional Funding”), so long as following any such Additional Funding, Tenant remains substantially the same legal entity that existed prior to such Additional Funding.

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30.2 In the event Tenant desires to effect a Transfer, then, at least forty-five (45) but not more than ninety (90) days prior to the date when Tenant desires the assignment or sublease to be effective (the “Transfer Date”), Tenant shall provide written notice to Landlord (the “Transfer Notice”) containing information (including references) concerning the character of the proposed transferee, assignee or sublessee; the Transfer Date; any ownership or commercial relationship between Tenant and the proposed transferee, assignee or sublessee; and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord shall reasonably require.

30.3 Landlord, in determining whether consent should be given to a proposed Transfer, may give consideration to (a) the financial strength of such transferee, assignee or sublessee (notwithstanding Tenant remaining liable for Tenant’s performance), (b) any change in use that such transferee, assignee or sublessee proposes to make in the use of the Premises and (c) Landlord’s desire to exercise its rights under Section 30.8 to cancel this Lease. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer to a transferee, assignee or sublessee of poor reputation, lacking financial qualifications or seeking a change in the Permitted Use, or jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not furnish or render any services to an occupant, assignee, manager or other transferee with respect to whom transfer consideration is required to be paid, or manage or operate the Premises or any capital additions so transferred, with respect to which transfer consideration is being paid; (y) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z.) Tenant shall not consummate a Transfer with any person or in any manner that could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to quality as “rents from real property” within the meaning of Section 850(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code.

30.4 As conditions precedent to Tenant subleasing the Premises or to Landlord considering a request by Tenant to Tenant’s transfer of rights or sharing of the Premises, Landlord may require any or all of the following:

(a) Tenant shall remain fully liable under this Lease during the unexpired Term;

(b) Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the value of Landlord’s interest under this Lease shall not be diminished or reduced by the proposed Transfer. Such evidence shall include, without limitation, evidence respecting the relevant business experience and financial responsibility and status of the proposed transferee, assignee or sublessee;

(c) Tenant shall reimburse Landlord for Landlord’s actual costs and expenses, including, without limitation, reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of such request;

(d) If Tenant’s transfer of rights or sharing of the Premises provides for the receipt by, on behalf of or on account of Tenant of any consideration of any kind whatsoever (including, without limitation, a premium rental for a sublease or lump sum payment for an assignment, but excluding Tenant’s reasonable costs in marketing and subleasing the Premises, but excluding the value reasonably attributable to Tenant’s business, including but not limited to, Tenant’s intellectual property and goodwill, pursuant to an Exempt Transfer) in excess of the rental and other charges due to Landlord under this Lease, Tenant shall pay fifty percent (50%) of all of such excess to Landlord, prior to deductions for any transaction costs incurred by Tenant,

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including marketing expenses, tenant improvement allowances actually provided by Tenant, alterations, cash concessions, brokerage commissions, attorneys’ fees and free rent. If said consideration consists of cash paid to Tenant, payment to Landlord shall be made upon receipt by Tenant of such cash payment;

(e) The proposed transferee, assignee or sublessee shall agree that, in the event Landlord gives such proposed transferee, assignee or sublessee notice that Tenant is in default under this Lease, such proposed transferee, assignee or sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments shall be received by Landlord without any liability being incurred by Landlord, except to credit such payment against those due by Tenant under this Lease, and any such proposed transferee, assignee or sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its Lenders, successors or assigns be obligated to accept such attornment;

(f) Landlord’s consent to any such Transfer shall be effected on Landlord’s forms;

(g) Tenant shall not then be in default hereunder in any respect;

(h) Such proposed transferee, assignee or sublessee’s use of the Premises shall be the same as the Permitted Use;

(i) Landlord shall not be bound by any provision of any agreement pertaining to the Transfer, except for Landlord’s written consent to the same;

(j) Tenant shall pay all transfer and other taxes (including interest and penalties) assessed or payable for any Transfer;

(k) Landlord’s consent (or waiver of its rights) for any Transfer shall not waive Landlord’s right to consent to any later Transfer;

(l) Tenant shall deliver to Landlord one executed copy of any and all written instruments evidencing or relating to the Transfer; and

(m) A list of Hazardous Materials (as defined in Section 22.7), certified by the proposed transferee, assignee or sublessee to be true and correct, that the proposed transferee, assignee or sublessee intends to use or store in the Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed transferee, assignee or sublessee takes occupancy of the Premises, all of the items relating to Hazardous Materials of such proposed transferee, assignee or sublessee as described in Section 22.2.

30.5 Any Transfer that is not in compliance with the provisions of this Article 30 shall be void and shall, at the option of Landlord, terminate this Lease.

30.6 The consent by Landlord to a Transfer shall not relieve Tenant or proposed transferee, assignee or sublessee from obtaining Landlord’s consent to any further Transfer, nor shall it release Tenant or any proposed transferee, assignee or sublessee of Tenant from full and primary liability under this Lease.

30.7 Notwithstanding any Transfer, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due or to become due hereunder, and for the full performance of all other terms, conditions and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant or condition thereof, from any person or entity other than Tenant shall not be deemed a waiver of any of the provisions of this Lease or a consent to any Transfer.

30.8 If Tenant delivers to Landlord a Transfer Notice indicating a desire to transfer this Lease to a proposed transferee, assignee or sublessee other than as provided within Section 30.4, then Landlord shall have the option, exercisable by giving notice to Tenant at any time within ten (10) days after Landlord’s receipt of such Transfer Notice, to terminate this Lease as of the date specified in the Transfer Notice as the Transfer Date, except for those provisions that, by their

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express terms, survive the expiration or earlier termination hereof. If Landlord exercises such option, then Tenant shall have the right to withdraw such Transfer Notice by delivering to Landlord written notice of such election within five (5) days after Landlord’s delivery of notice electing to exercise Landlord’s option to terminate this Lease. In the event Tenant withdraws the Transfer Notice as provided in this Section 30.8, this Lease shall continue in full force and effect. No failure of Landlord to exercise its option to terminate this Lease shall be deemed to be Landlord’s consent to a proposed Transfer.

30.9 If Tenant sublets the Premises or any portion thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and appoints Landlord as assignee and attorney-in-fact for Tenant, and Landlord (or receiver for Tenant appointed on Landlord’s application) may collect such rent and apply it toward Tenant’s obligations under this Lease; provided that, until the occurrence of a Default (as defined below) by Tenant, Tenant shall have the right to collect such rent.

31. Subordination and Attornment.

31.1 This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Building or the Project and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.

31.2 Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord; provided that such instrument contains commercially reasonable non-disturbance covenants of the Mortgagee and that Tenant’s occupancy and rights under this Lease shall not be modified as long as Tenant is not in Default under this Lease. If any such mortgagee, beneficiary or landlord under a lease wherein Landlord is tenant (each, a “Mortgagee”) so elects, however, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Premises regardless of date and Tenant shall execute a statement in writing to such effect at Landlord’s request. If Tenant fails to execute any document required from Tenant under this Section within ten (10) days after written request therefor, Tenant hereby, constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable.

31.3 Upon written request of Landlord and opportunity for Tenant to review, Tenant agrees to execute any Lease amendments not materially altering the terms of this Lease, if required by a mortgagee or beneficiary of a deed of trust encumbering real property of which the Premises constitute a part incident to the financing of the real property of which the Premises constitute a part. Any change affecting the amount or timing of the consideration to be paid by Tenant or modifying the Term shall be deemed as materially altering the terms hereof.

31.4 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

32. Defaults and Remedies.

32.1 Late payment by Tenant to Landlord of Rent and other sums due shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within five (5) business days after the date such payment is due, Tenant shall pay to Landlord an additional sum of six percent (6%) of the

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overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of late payment by Tenant.

32.2 No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease or in equity or at law. If a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord hereunder, Tenant shall have the right to make payment “under protest,” such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

32.3 If Tenant fails to pay any sum of money required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act; provided that such failure by Tenant continues for three (3) business days after Landlord delivers notice to Tenant demanding performance by Tenant; or provided that such failure by Tenant unreasonably interfered with the use of the Building by any other tenant or with the efficient operation of the Building, or resulted or could have resulted in a violation of Applicable Laws or the cancellation of an insurance policy maintained by Landlord. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises and act in accordance with its rights as provided elsewhere in this Lease. In addition to the late charge described in Section 32.1. Tenant shall pay to Landlord as Additional Rent all sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to twelve percent (12%) per annum or the highest rate permitted by Applicable Laws, whichever is less.

32.4 The occurrence of any one or more of the following events shall constitute a “Default” hereunder by Tenant:

(a) The abandonment of the Premises by Tenant;

(b) The failure by Tenant to make any payment of Rent, as and when due, or to satisfy its obligations under Article 20, where such failure shall continue for a period of three (3) business days after written notice thereof from Landlord to Tenant;

(c) The failure by Tenant to observe or perform any obligation or covenant contained herein (other than described in Subsections 32.4(a) and 32.4(b)) to be performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of Tenant’s default is such that it reasonably requires more than thirty (30) days to cure, Tenant shall not be deemed to be in Default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute the same to completion; and provided, further, that such cure is completed no later than thirty (30) days from the date of Tenant’s receipt of written notice from Landlord;

(d) Tenant makes an assignment for the benefit of creditors;

(e) A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets;

(t) Tenant files a voluntary petition under the United States Bankruptcy Code or any successor statute (as the same may be amended from time to time, the “Bankruptcy Code”) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

(g) Any involuntary petition if filed against Tenant under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days;

(h) Failure to deliver an estoppel certificate in accordance with Article 21; or

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(i) Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action.

Notices given under this Section 32.4 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

32.5 In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy that Landlord may have, Landlord shall be entitled to terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including, without limitation:

(a) The worth at the time of award of any unpaid Rent that had accrued at the time of such termination; plus

(b) The worth at the time of award of the amount by which the unpaid Rent that would have accrued during the period commencing with termination of the Lease and ending at the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves to Landlord’s reasonable satisfaction could have been reasonably avoided; plus

(c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves to Landlord’s reasonable satisfaction could have been reasonably avoided; plus

(d) Any other amount necessary to compensate Landlord for all the detriment caused by Tenant’s failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom, including, without limitation, the cost of restoring the Premises to the condition required under the terms of this Lease; plus

(e) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Laws.

As used in Subsections 32.5(a) and 32.5(b), “worth at the time of award” shall be computed by allowing interest at the rate specified in Section 32.3. As used in Subsection 32.5(c), the “worth at the time of the award” shall be computed by taking the present value of such amount, using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one (1) percentage point.

32.6 In addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 and may continue this Lease in effect after Tenant’s Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations). In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Section 32.6, the following acts by Landlord will not constitute the termination of Tenant’s right to possession of the Premises:

(a) Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements or

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painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

(b) The appointment of a receiver upon the initiative of Landlord to protect Landlord’s interest under this Lease or in the Premises.

Notwithstanding the foregoing, in the event of a Default by Tenant, Landlord may elect at any time to terminate this Lease and to recover damages to which Landlord is entitled.

32.7 If Landlord does not elect to terminate this Lease as provided in Section 32.5, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

32.8 In the event Landlord elects to terminate this Lease and relet the Premises, Landlord may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

(a) First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including, without limitation, storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;

(b) Second, to the payment of the costs and expenses of reletting the Premises, including (i) alterations and repairs that Landlord deems reasonably necessary and advisable and (ii) reasonable attorneys’ fees, charges and disbursements incurred by Landlord in connection with the retaking of the Premises and such reletting;

(c) Third, to the payment of Rent and other charges due and unpaid hereunder; and

(d) Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease.

32.9 All of Landlord’s rights, options and remedies hereunder shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies, or any other remedy or relief that may be provided by Applicable Laws, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.

32.10 Landlord’s termination of (a) this Lease or (b) Tenant’s right to possession of the Premises shall not relieve Tenant of any liability to Landlord that has previously accrued or that shall arise based upon events that occurred prior to the later to occur of (i) the date of Lease termination or (ii) the date Tenant surrenders possession of the Premises.

32.11 To the extent permitted by Applicable Laws, Tenant waives any and all rights of redemption granted by or under any present or future Applicable Laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s default hereunder or otherwise.

32.12 Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure continue for more than thirty (30) days after written notice from Tenant specifying the nature of Landlord’s failure; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

32.13 In the event of any default by Landlord, Tenant shall give notice by registered or certified mail to any (a) beneficiary of a deed of trust or (b) mortgagee under a mortgage covering

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the Premises, the Building or the Project and to any landlord of any lease of land upon or within which the Premises, the Building or the Project is located, but only to the extent Tenant has received actual notice of such beneficiary, mortgagee or landlord, and shall offer such beneficiary, mortgagee or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial action if such should prove necessary to effect a cure.

33. Bankruptcy. In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other Applicable Laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion:

33.1 Those acts specified in the Bankruptcy Code or other Applicable Laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such Applicable Laws;

33.2 A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

33.3 A cash deposit in an amount at least equal to the then-current amount of the Security Deposit; or

33.4 The assumption or assignment of all of Tenant’s interest and obligations under this Lease.

34. Brokers.

34.1 Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease on behalf of Tenant and that it knows of no real estate broker or agent that is or might be entitled to a commission in connection with representation of Tenant in this Lease.

34.2 Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease, other than as contained in this Lease.

34.3 Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord is executing this Lease in reliance upon Tenant’s representations, warranties and agreements contained within Sections 34.1 and 34.2.

34.4 Tenant agrees to indemnify, save, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any other broker or agent employed or engaged by it or claiming to have been employed or engaged by it. Landlord agrees to indemnify, save, defend and hold Tenant harmless from any and all cost or liability for compensation claimed by any other broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

35. Definition of Landlord. With regard to obligations imposed upon Landlord pursuant to this Lease, the term “Landlord,” as used in this Lease, shall refer only to Landlord or Landlord’s then-current successor-in-interest. In the event of any transfer, assignment or conveyance of Landlord’s interest in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, Landlord herein named (and in case of any subsequent transfers or conveyances, the subsequent Landlord) shall be automatically freed and relieved, from and after the date of such transfer, assignment or conveyance, from all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord (but not from any unperformed obligations of Landlord accruing prior to date of such transfer, unless the

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Landlord’s transferee expressly assumes such obligations in writing) and, without further agreement, the transferee, assignee or conveyee of Landlord’s in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, shall be deemed to have assumed and agreed to observe and perform any and all covenants and obligations of Landlord hereunder during the tenure of its interest in the Lease or the Property. Landlord or any subsequent Landlord may transfer its interest in the Premises or this Lease without Tenant’s consent.

36. Limitation of Landlord’s Liability.

36.1 If Landlord is in default under this Lease and, as a consequence, Tenant recovers a monetary judgment against Landlord, the judgment shall be satisfied only out of (a) the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and the Project of which the Premises are a part, (b) insurance proceeds, condemnation awards, and rent or other income from such real property receivable by Landlord or (c) the consideration received by Landlord from the sale, financing, refinancing or other disposition of all or any part of Landlord’s right, title or interest in the Building or the Project of which the Premises are a part.

36.2 Landlord shall not be personally liable for any deficiency under this Lease. If Landlord is a partnership or joint venture, then the partners of such partnership shall not be personally liable for Landlord’s obligations under this Lease, and no partner of Landlord shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner of Landlord except as may be necessary to secure jurisdiction of the partnership or joint venture. If Landlord is a corporation, then the shareholders, directors, officers, employees and agents of such corporation shall not be personally liable for Landlord’s obligations under this Leases and no shareholder, director, officer, employee or agent of Landlord shall be sued or named as a party in any suit or action, and service of process shall not be made against any shareholder, director, officer, employee or agent of Landlord, if Landlord is a limited liability company, then the members of such limited liability company shall not be personally liable for Landlord’s obligations under this Lease, and no member of Landlord shall be sued or named as a party in any suit or action, and service of process shall not be made against any member of Landlord except as may be necessary to secure jurisdiction of the limited liability company. No partner, shareholder, director, employee, member or agent of Landlord shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, employee or agent of Landlord.

36.3 Each of the covenants and agreements of this Article 36 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by Applicable Laws and shall survive the expiration or earlier termination of this Lease.

37. Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, then:

37.1 Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant; and

37.2 The term “Tenant,” as used in this Lease shall mean and include each of them, jointly and severally. The act of, notice from, notice to, refund to, or signature of any one or more of them with respect to the tenancy under this Lease, including, without limitation, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund, or so signed.

38. Authority. Tenant guarantees, warrants and represents that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Property is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant’s obligations hereunder and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

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39. Confidentiality. Tenant shall not disclose any terms or conditions of this Lease (including Rent) or give a copy of this Lease to any third party, and Landlord shall not release to any third party any nonpublic financial information or nonpublic information about Tenant’s ownership structure, business operations or any other proprietary information relating to Tenant’s business that Landlord may receive pursuant to this Lease or in Landlord’s performance of its rights and obligations hereunder, except (a) if required by Applicable Laws or in any judicial proceeding; provided that the releasing party has given the other party reasonable notice of such requirement, if feasible, (b) to a party’s attorneys, accountants, brokers, and other bona fide consultants or advisers, and prospective lenders and affiliates; provided such third parties agree to be bound by this paragraph or (c) to bona fide prospective assignees or subtenants of this Lease; provided they agree in writing to be bound by this paragraph.

40. Notices. Any notice, consent, demand, bill, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by personal delivery, overnight delivery with a reputable nationwide overnight delivery service, or certified mail (return receipt requested), and if given by personal delivery, shall be deemed delivered upon receipt; if given by overnight delivery, shall be deemed given upon documented delivery; and, if given by certified mail (return receipt requested), shall be deemed given on the date actual delivery is made, or on the date that delivery is attempted and rejected. Any notices given pursuant to this Lease shall be addressed to Landlord or Tenant at the addresses shown in Sections 2.9 and 2.10, respectively. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

41. Miscellaneous.

41.1	Landlord reserves the right to change the name of the Project or the Building in its sole discretion.

41.2 To induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish to Landlord, from time to time, upon Landlord’s written request, the most recent year-end financial statements reflecting Tenant’s current financial condition, Tenant shall, within ninety (90) days after the end of Tenant’s financial year, furnish Landlord with a certified copy of Tenant’s year-end financial statements for the previous year. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

41.3 Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof

41.4 If either party commences an action against the other party arising out of or in connection with this Lease, then the substantially prevailing party shall be entitled to have and recover from the other party reasonable attorneys’ fees, charges and disbursements and costs of suit.

41.5 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

41.6 Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

41.7 [Intentionally omitted]

41.8 Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval, except as may be expressly set forth to the contrary.

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41.9 The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement.

41.10 Any provision of this Lease that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist.

41.11 Landlord may, but shall not be obligated to, record a short form or memorandum hereof without Tenant’s consent. Neither party shall record this Lease. Tenant shall not be responsible for the cost of recording any short form or memorandum of this Lease, or any transfer or other taxes incurred in connection with said recordation.

41.12 The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

41.13 Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors, assigns, sublessees. Nothing in this Section 41.13 shall in any way alter the provisions of this Lease restricting assignment or subletting.

41.14 This Lease shall be governed by, construed and enforced in accordance with the laws of the State in which the Premises are located, without regard to such State’s conflict of law principles.

41.15 Tenant guarantees, warrants and represents that the individual or individuals signing this Lease have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf said individual or individuals have signed.

41.16 This Lease may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

41.17 No provision of this Lease may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant. The waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

41.18 The parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Lease; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Lease or the Premises.

42. Alternative Building Relocation Option. In the event that Tenant enters into a lease for premises at least as large as the Premises elsewhere in the Building, or in another building owned by affiliates of Landlord at 10835 Road to the Cure or at 3545-3575 John Hopkins Court in San Diego, California (the “Affiliate Buildings”), then Tenant shall have the right, but not the obligation, upon at least thirty (30) days’ prior written notice to Landlord, to terminate this Lease effective as of the term commencement date for such replacement premises in the Building or in the Affiliate Building, with all Base Rent and Operating Expense obligations terminating as of the date Tenant surrenders the Premises (but not earlier than the term commencement date for the replacement premises), except as otherwise provided in Section 10.2(y).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

34

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:

BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company

By:	/s/ Karen A. Sztraicher
Name:	Karen A. Sztraicher
Title:	VP, Finance

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

PREMISES

A-1

EXHIBIT B

SERVICES TO BE PROVIDED BY LANDLORD

Landlord shall maintain, repair, and replace the following, systems and equipment, and shall provide the following services and utilities, in accordance with the standards referenced below; provided, however, that (a) Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto, (b) the cost of all such maintenance, repairs, replacements, services and utilities are subject to reimbursement by Tenant as Operating Expenses to the extent set forth in the Lease and (c) such maintenance, repairs, replacements, services and utilities are subject to any other applicable provisions of the Lease:

1.

Repair and maintain heating, single-pass ventilation and air conditioning systems, including chillers, boilers, air handlers, ventilation and exhaust fans, cooling towers, filtration, controls and control components required to provide climate control to the Premises and Common Area.

2.

Repair and maintain plumbing, including hot and cold water supply pipes, valves and regulators; sanitary and waste piping; and sump pumps and associated holding reservoirs, if applicable. Drain cleaning shall be limited to normal maintenance and will not include cleaning required by excessive use or abuse of plumbing by Tenant.

3.	Provide emergency eyewashes and showers.

4.

Repair and maintain electrical supply circuits, including main switches, transformers and panels in mechanical spaces; local circuit breaker panels; and associated wiring, cables, switches and receptacles.

5.	Repair and maintain emergency back-up power generators, including peripherals as described in Item 4, batteries and relays.

6.	Repair and maintain lighting bulbs, ballasts, wiring and fixtures.

7.	Repair and maintain elevators, with service to be provided twenty-four (24) hours per day each day of the year.

8.	Repair and maintain fire hoses and valves affixed permanently to the Building and sprinkler system.

9.	Repair and maintain Premises entrance doors, knobs and hinges.

10.

Provide a basic security services on business days, but excluding any internal readings or checks for the Premises; and provided that Landlord makes no warranty as to the sufficiency of such services, and Landlord shall not be liable to Tenant for any loss or damage suffered by Tenant due to the insufficiency of such security.

11.	Maintain Common Area landscaping and hardscape.

12.	Providing trash disposal services from designated trash area.

13.	Providing janitorial services for Common Areas of the Building.

14.	Providing and maintaining fire alarm monitoring and security systems and personnel for the Building.

15.	Providing access to the Building twenty-four (24) hours per day each day of the year (except in the case of emergencies).

16.	Providing bulk mail and express mail pick-up services at a central receiving area located on the lower level of the Building or such other floor as Landlord designates.

B-1

EXHIBIT C

[Intentionally omitted]

C-1

EXHIBIT D

[Intentionally omitted]

D-1

EXHIBIT E

FORM OF LETTER OF CREDIT

[On letterhead or L/C letterhead of Issuer.]

LETTER OF CREDIT

Date:                     , 200

(the “Beneficiary”)

Attention:
L/C. No.:
Loan No. :

Ladies and Gentlemen:

We establish in favor of Beneficiary our irrevocable and unconditional Letter of Credit numbered is identified above (the “L/C”) for an aggregate amount of $                , expiring at     :00 p.m. on                  or, if such day is not a Banking Day, then the next succeeding Banking Day (such date, as extended from time to time, the “Expiry Date”). “Banking Day” means a weekday except a weekday when commercial banks in                      are authorized or required to close.

We authorize Beneficiary to draw on us (the “Issuer”) for the account of                      (the “Account Party”), under the terms and conditions of this L/C.

Funds under this L/C are available by presenting the following documentation (the “Drawing Documentation”): (a) the original L/C and (b) a sight draft substantially in the form of Attachment 1, with blanks filled in and bracketed items provided as appropriate. No other evidence of authority, certificate, or documentation is required.

Drawing Documentation must be presented at Issuer’s office at                          on or before the Expiry Date by personal presentation, courier or messenger service, or fax. Presentation by fax shall be effective upon electronic confirmation of transmission as evidenced by a printed report from the sender’s fax machine. After any fax presentation, but not as a condition to its effectiveness, Beneficiary shall with reasonable promptness deliver the original Drawing Documentation by any other means. Issuer will on request issue a receipt for Drawing Documentation.

We agree, irrevocably, and irrespective of any claim by any other person, to honor drafts drawn under and in conformity with this L/C, within the maximum amount of this L/C, presented to us on or before the Expiry Date, provided we also receive (on or before the Expiry Date) any other Drawing Documentation this L/C requires.

We shall pay this L/C only from our own funds by check or wire transfer, in compliance with the Drawing Documentation.

If Beneficiary presents proper Drawing Documentation to us on or before the Expiry Date, then we shall pay under this L/C at or before the following fine (the “Payment Deadline”): (a) if presentment is made at or before noon of any Banking Day, then the close of such Banking Day; and (b) otherwise, the close of the next Banking Day. We waive any right to delay payment beyond the Payment Deadline. If we determine that Drawing Documentation is not proper, then we shall so advise Beneficiary in writing, specifying all grounds for our determination, within one Banking Day after the Payment Deadline.

Partial drawings are permitted. This L/C shall, except to the extent reduced thereby, survive any partial drawings.

E-1

We shall have no duty or right to inquire into the validity of or basis for any draw under this L/C or any Drawing Documentation. We waive any defense based on fraud or any claim of fraud.

The Expiry Date shall automatically be extended by one year (but never beyond                  the “Outside Date”) unless, on or before the date 90 days before any Expiry Date, we have given Beneficiary notice that the Expiry Date shall not be so extended (a “Nonrenewal Notice”). We shall promptly upon request confirm any extension of the Expiry Date under the preceding sentence by issuing an amendment to this L/C, but such an amendment is not required for the extension to be effective. We need not give any notice of the Outside Date.

Beneficiary may from time to time without charge transfer this L/C, in whole but not in part, to any transferee (the “Transferee”). Issuer shall look solely to Account Party for payment of any fee for any transfer of this L/C. Such payment is not a condition to any such transfer. Beneficiary or Transferee shall consummate such transfer by delivering to Issuer the original of this L/C and a Transfer Notice substantially in the form of Attachment 2, purportedly signed by Beneficiary, and designating Transferee. Issuer shall promptly reissue or amend this L/C in favor of Transferee as Beneficiary. Upon any transfer, all references to Beneficiary shall automatically refer to Transferee, who may then exercise all rights of Beneficiary. Issuer expressly consents to any transfers made from time to time in compliance with this paragraph.

Any notice to Beneficiary shall be in writing and delivered by hand with receipt acknowledged or by overnight delivery service such as FedEx (with proof of delivery) at the above address, or such other address as Beneficiary may specify by written notice to issuer. A copy of any such notice shall also be delivered, as a condition to the effectiveness of such notice, to:                      (or such replacement as Beneficiary designates from time to time by written notice).

No amendment that adversely affects Beneficiary shall be effective without Beneficiary’s written consent.

This L/C is subject to and incorporates by reference: (a) the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500 (the “UCP”); and (b) to the extent not inconsistent with the UCP, Article 5 of the Uniform Commercial Code of the State of New York.

Very truly yours,

[Issuer Signature]

E-2

ATTACHMENT 1 TO EXHIBIT E

FORM OF SIGHT DRAFT

[BENEFICIARY LETTERHEAD]

TO:

[Name and Address of Issuer]

SIGHT DRAFT

AT SIGHT, pay to the Order of                     , the sum of                      United States Dollars ($                    ). Drawn under [Issuer] Letter of Credit No.                  dated                     .

[Issuer is hereby directed to pay the proceeds of this Sight Draft solely to the following account:                     .]

[Name and signature block, with signature or purported signature of Beneficiary]

Date:

E-1-1

ATTACHMENT 2 TO EXHIBIT E

FORM OF TRANSFER NOTICE

[BENEFICIARY LETTERHEAD]

TO:

[Name and Address of Issuer] (the “Issuer”)

TRANSFER NOTICE

By signing below, the undersigned, Beneficiary (the “Beneficiary”) under Issuer’s Letter of Credit No.                      dated                      (the “L/C”), transfers the L/C to the following transferee (the “Transferee”):

[Transferee Name and Address]

The original L/C is enclosed. Beneficiary directs Issuer to reissue or amend the L/C in favor of Transferee as Beneficiary. Beneficiary represents and warrants that Beneficiary has not transferred, assigned, or encumbered the L/C or any interest in the L/C, which transfer, assignment, or encumbrance remains in effect.

[Name and signature block, with signature or purported signature of Beneficiary]

Date:

E-2-1

EXHIBIT F

RULES AND REGULATIONS

NOTHING IN THESE RULES AND REGULATIONS (“RULES AND REGULATIONS”) SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building without Landlord’s prior written consent. Landlord shall have the right to remove, at Tenant’s sole cost and expense and without notice, any sign installed or displayed in violation of this rule.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises or placed on any windowsill, which window, door or windowsill is (a) visible from the exterior of the Premises and (b) not included in plans approved by Landlord, then Tenant shall promptly remove said curtains, blinds, shades, screens or hanging plants or other similar objects at its sole cost and expense.

3. Tenant shall not obstruct any sidewalks or entrances to the Building, or any halls, passages, exits, entrances or stairways within the Premises, in any case that are required to be kept clear for health and safety reasons.

4. No deliveries shall be made that impede or interfere with other tenants in or the operation of the Project.

5. Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that (a) such floor was designed to carry or (b) that is allowed by Applicable Laws. Fixtures and equipment that cause noises or vibrations that may be transmitted to the structure of the Building to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noises and vibrations to levels reasonably acceptable to Landlord and other tenants of the Building.

6. Tenant shall not use any method of heating or air conditioning other than that shown in the Tenant Improvement Plans.

7. Tenant shall not install any radio, television or other antenna, cell or other communications equipment, or any other devices on the roof or exterior walls of the Premises except to the extent shown on approved Tenant Improvements plans. Tenant shall not interfere with radio, television or other communications from or in the Premises or elsewhere.

8. Canvassing, peddling, soliciting and distributing handbills or any other written material within, on or around the Project (other than within the Premises) are prohibited, and Tenant shall cooperate to prevent such activities.

9. Tenant shall store all of its trash, garbage and Hazardous Materials within its Premises or in designated receptacles outside of the Premises. Tenant shall not place in any such receptacle any material that cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Materials disposal.

10. The Premises shall not be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises; provided, however, that Tenant may use (a) equipment approved in accordance with the requirements of insurance policies that Landlord or Tenant is required to purchase and maintain pursuant to the Lease for brewing coffee, tea, hot chocolate and similar beverages, (h) microwave ovens for employees’ use and (c) equipment shown on Tenant Improvement plans approved by Landlord; provided, further, that any such equipment and microwave ovens are used in accordance with Applicable Laws.

F-1

11. Tenant shall not, without Landlord’s prior written consent, use the name of the Project, if any, in connection with or in promoting or advertising Tenant’s business except as Tenant’s address.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any Governmental Authority.

13. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

14. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project, including Tenant.

15. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease.

16. Landlord reserves the right to make such other and reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Project, or the preservation of good order therein; provided, however, that Landlord shall provide written notice to Tenant of such rules and regulations prior to them taking effect. Tenant agrees to abide by these Rules and Regulations and any additional rules and regulations issued or adopted by Landlord.

17. Tenant shall be responsible for the observance of these Rules and Regulations by Tenant’s employees, agents, clients, customers, invitees and guests.

F-2

EXHIBIT G

[Intentionally omitted]

G-1

EXHIBIT H

TENANT’S PERSONAL PROPERTY

H-1

EXHIBIT I

FORM OF ESTOPPEL CERTIFICATE

To:	BMR-3030 Bunker Hill Street LLC
17190 Bernardo Center Drive
San Diego, California 92128
Attention: General Counsel/Real Estate

BioMed Realty, L.P.
17190 Bernardo Center Drive
San Diego, California 92128

Re:	Suite 226 (the “Premises”) at 3030 Bunker Hill Street, San Diego, California (the “Property”)

The undersigned tenant (“Tenant”) hereby certifies to you as follows:

1. Tenant is a tenant at the Property under a lease (the “Lease”) for the Premises dated as of July 21, 2008. The Lease has not been cancelled, modified, assigned, extended or amended [except as follows: [            ]], and there are no other agreements, written or oral, affecting or relating to Tenant’s lease of the Premises or any other space at the Property. The lease term expires on [            ], 20[    ].

2. Tenant took possession of the Premises, currently consisting of [            ] square feet, on [                    ], 20[    ], and commenced to pay rent on [                    ], 20[    ]. Tenant has full possession of the Premises, has not assigned the Lease or sublet any part of the Premises, and does not hold the Premises under an assignment or sublease[, except as follows: [            ]].

3. All base rent, rent escalations and additional rent under the Lease have been paid through [                    ], 20[    ]. There is no prepaid rent[, except $[            ]][, and the amount of security deposit is $[            ] [in cash]in the form of a letter of credit]]. Tenant currently has no right to any future rent abatement under the Lease.

4. Base rent is currently payable in the amount of $[            ] per month.

5. Tenant is currently paying estimated payments of additional rent of $[            ] per month on account of real estate taxes, insurance, management fees and common area maintenance expenses.

6. All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant[, except [            ]], and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid.

7. The Lease is in full force and effect, free from default and free from any event that could become a default under the Lease, and Tenant has no claims against the landlord or offsets or defenses against rent, and there are no disputes with the landlord. Tenant has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents payable thereunder[, except [            ]].

8. [Tenant has the following expansion rights or options for the Property: [            ].][Tenant has no rights or options to purchase the Property.]

9. To Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of Tenant in, on or around the Premises or the Project in violation of any environmental laws.

10. The undersigned has executed this Estoppel Certificate with the knowledge and understanding that [INSERT NAME OF LANDLORD, PURCHASER OR LENDER, AS APPROPRIATE] or its assignee is acquiring the Property in reliance on this certificate and that the undersigned shall be bound by this certificate. The statements contained herein may be relied upon by [INSERT NAME OF PURCHASER OR LENDER, AS APPROPRIATE], BMR-3030

J-1

Bunker Hill Street LLC, BioMed Realty, L.P., BioMed Realty Trust, Inc., and any [other] mortgagee of the Property and their respective successors and assigns.

Any capitalized terms not defined herein shall have the respective meanings given in the Lease.

Dated this [            ] day of [                ], 20[    ].

[ ],
a [ ]

By:
Name:
Title:

J-2

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 29th day of July, 2008, by and between BMR-3030 BUNKER HILL STREET, a Delaware limited liability company (“Landlord”), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008 (the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord has renumbered certain suites in the Building and wishes to clarify the suite number for the Premises; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows;

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Premises. Landlord and Tenant acknowledge that the Premises, commencing on the Term Commencement Date, have been comprised of Suite 230, rather than Suite 226.

3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

4. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein

Form dated 5/3/07

contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

6. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

7. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company

By:	/s/ Alan D. Gold
Name:	Alan D. Gold
Title:	Chief Executive Officer

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is entered into as of this 4th day of June, 2009, by and between BMR-3030 BUNKER HILL STREET, a Delaware limited liability company (“Landlord”), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008 (collectively. the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”):

B. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant an additional approximately one thousand one hundred forty-one (1,141) rentable square feet of office space known as Suite 228 and the office portion of Suite 216, as depicted on Exhibit A-2 attached hereto (the “Additional Premises”):

C. WHEREAS, Tenant desires to extend the Term for approximately eighteen (18) months; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Second Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Additional Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Additional Premises. Effective as of the October 21, 2009 (the “Additional Premises Commencement Date”), the Rentable Area of the Premises (as set forth in Section 2.2 of the Lease) is hereby increased by one thousand one hundred forty-one (1,141) rentable square feet, resulting in a new total Rentable Area of Premises of ten thousand four hundred three (10,403) rentable square feet. From and after the Additional Premises Commencement Date, all references to the “Premises” in the Lease and this Second Amendment shall refer to the Original Premises plus the Additional Premises, as such Premises are depicted on Exhibit A-2.

3. Early Entry. Tenant shall have the right to enter and occupy the Additional Premises prior to the Additional Premises Commencement Date upon written notice from Landlord, which

1

will occur promptly after the Additional Premises have been vacated by the current occupant and are available for Tenant’s occupancy.

4. Tenant’s Pro Rata Share of Building. Effective as of the Additional Premises Commencement Date, “Tenant’s Pro Rata Share” (as set forth in Section 2.2 of the Lease), is hereby amended by replacing “8.79%” with “9.87%”.

5. Rental Rate/Annual Adjustments. Effective as of the Additional Premises Commencement Date and continuing through the Term Expiration Date, the Base Rent for the entire Premises shall be Twenty-Two Thousand Three Hundred Sixty-Six and 45/100s Dollars ($22,366.45) (calculated at Two and 15/100s Dollars ($2.15) per rentable square foot) per month. Tenant shall not be obligated to pay Base Rent or Tenant’s Pro Rata Share of Operating Expenses for the Additional Premises until the Additional Premises Commencement Date.

6. Extension Term. The Term Expiration Date is hereby extended until April 19, 2011. The period from the Additional Premises Commencement Date until April 19, 2011, is referred to herein as the “Extension Term.” By agreeing to the Extension Term, Tenant shall be deemed to have exercised its Extension Option set forth in Section 3.2 of the Lease. Tenant shall have no further right or option to extend the Term without Landlord’s written consent in the form of an amendment to the Lease.

7. Tenant Improvements. Tenant shall cause to be constructed certain tenant improvements as set forth in Exhibit B (the “Tenant Improvements”) in accordance Article 18 of the Lease concerning Alterations. Landlord shall provide a tenant improvement allowance (“TI Allowance”) of not more than Fifty-Five Thousand Seven Hundred Twenty-Seven Dollars ($55,727), which shall be applied to the cost of design, permitting and construction of the Tenant Improvements. Tenant shall be solely responsible for any cost associated with the Tenant Improvements in excess of the TI Allowance. In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under the Lease. Tenant shall have until October 19, 2010, to expend the unused portion of the TI Allowance, after which date Landlord’s obligation to fund such costs shall expire automatically.

8. Expansion Option.

8.1. Subject to the conditions set forth in this Article 8 and the availability of the Expansion Space (as defined below), Tenant shall have the right, but not the obligation, to expand the Premises (the “Expansion Option”) to include the spaces known as Suite 220B and 220C, as such space is more particularly shown on the floor plan attached hereto as Exhibit C (the “Expansion Space”).

8.2. Landlord shall notify Tenant in writing if the Expansion Space becomes available. Tenant may exercise the Expansion Option by providing Landlord, no later than fifteen (15) days after Landlord’s notice, with written notice that Tenant has elected to exercise the Expansion Option. Within ten (10) days after exercising the Expansion Option, Tenant and Landlord

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shall enter into a written amendment to the Lease (the “Amendment”). which amendment shall provide, unless otherwise agreed in writing, (a) the commencement date of the Expansion Space, (b) that the Premises under this Lease shall be increased to include the rentable square feet of the Expansion Space, (c) the new Base Rent, with the Expansion Space increasing Base Rent at the then-current rental rate per square foot under the Lease, (d) Tenant’s new Pro Rata Share of Operating Expenses based upon the addition of the Expansion Space to the Premises and (e) the proportionate increase to the Security Deposit (which increase shall be payable to Landlord upon execution of the Amendment). In all other respects, the Lease, as amended by this Amendment, shall remain in full force and effect.

8.3. Notwithstanding anything in this Article to the contrary, Tenant shall not exercise the Expansion Option during such period of time that Tenant is in default under any provision of this Lease. Any attempted exercise of the Expansion Option during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the Expansion Option if Landlord has given Tenant three (3) or more notices of default under the Lease, whether or not the defaults are cured.

8.4. If Tenant properly exercises its Expansion Option, Tenant shall have the right to terminate the Lease with respect to the portion of the Premises known as Suite 216 (except for those provisions that, by their express terms, survive the expiration or earlier termination of the Lease).

9. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Additional Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day that Tenant is given access to the Additional Premises, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises, including the Additional Premises, for Tenant’s continued occupancy for the Extension Term or to pay for any improvements to the Premises, including the Additional Premises, except for the TI Allowance.

10. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Second Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

11. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

12. Effect of Amendment. Except as modified by this Second Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Second Amendment shall bind and inure to the benefit of the parties

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hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Second Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Second Amendment.

13. Miscellaneous. This Second Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Second Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

14. Counterparts. This Second Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Second Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas Eric Darcy
Name:	Thomas Eric Darcy
Title:	EVP & CFO

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EXHIBIT A-1

PREMISES (INCLUDING ADDITIONAL PREMISES)

A-1

Date May 12, 2009   Job No. 07070

Existing Premises
(9,262 SF)
Additional Premises
(1,141 SF)

SECOND FLOOR EXISTING PLAN

EPBA

BMR - SAN DIEGO SCIENCE CENTER
3030 BUNKER HILL STREET
SAN DIEGO, CA 92109

SECOND FLOOR EXISTING PLAN

A2.2

EXHIBIT A-2

ADDITIONAL PREMISES

A-2

Date May 12 2008 Job No. [illegible]

ste 228
(448 SF)
ste 216
(office portion)
(693 SF)

SECOND FLOOR EXISTING PLAN

FERGUSON PAPE BALDWIN ARCHITECTS

BMR - SAN DIEGO SCIENCE CENTER
3030 BUNKER HILL STREET
SAN DIEGO, CA 92109

SECOND FLOOR
EXISTING PLAN

A2.2

EXHIBIT B

TENANT IMPROVEMENTS

•	Demise the Additional Premises,

•	Modify existing offices and labs,

•	Relocate the third floor cold room to existing second floor lab space and provide for a 1.5 horsepower back-up system,

•	Install an autoclave,

•	Install additional voice/data cabling, and

•	Perform electrical and mechanical modifications to balance existing HVAC and HVAC zoning.

B

EXHIBIT C

EXPANSION SPACE

C

Date May 17 2008 Job No. 07076

Ste. 220B
Ste. 220C

SECOND FLOOR EXISTING PLAN

PENDLETON POPE BALDWIN ARCHITECTS

BMR - SAN DIEGO SCIENCE CENTER
3030 BUNKER HILL STREET
SAN DIEGO, CA 92109

SECOND FLOOR EXISTING PLAN

A2.2

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is entered into as of this 21st day of July, 2009, by and between BMR-3030 BUNKER HILL STREET, a Delaware limited liability company (“Landlord”) and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease (“Second Amendment”) dated as June 4, 2009 (collectively, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant an additional approximately two hundred and five (205) rentable square feet known as a portion of Suite 216 of the Building, as depicted on Exhibit A-2 attached hereto (the “Flex Premises”);

C. WHEREAS, Tenant has leased the Additional Premises from Landlord pursuant to the Second Amendment, for which the obligation to pay Base Rent and Tenant’s Pro Rata Share of Operating Expense is set to commence on October 21, 2009 (the “Additional Premises Commencement Date”);

D. WHEREAS, Landlord and Tenant desire for Tenant’s obligation to pay Base Rent and Tenant’s Pro Rata Share of Operating Expense with respect to the Flex Premises to commence on the Additional Premises Commencement Date; and

E. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Flex Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Flex Premises. Effective as of the Additional Premises Commencement Date, the Rentable Area of the Premises (as set forth in Section 2.2 of the Lease) is hereby increased by approximately two hundred and five (205) rentable square feet, resulting in a new total Rentable Area of Premises of ten thousand six hundred eight (10,608) rentable square feet. From and after the Additional Premises Commencement Date, all references to the “Premises” in the Lease and this

Third Amendment shall refer to the original Premises plus the Additional Premises plus the Flex Premises; as such Premises are depicted on Exhibit A-1.

3. Early Entry. Tenant shall have the right to enter and occupy the Flex Premises prior to the Additional Premises Commencement Date upon written notice from Landlord.

4. Tenant’s Pro Rata Share of Building. Effective as of the Additional Premises Commencement Date “Tenant’s Pro Rata Share” (as set forth in Section 2.2 of the Lease), is hereby amended by replacing “9.87%” with “10.07%”.

5. Rental Rate/Annual Adjustments. Effective as of the Additional Premises Commencement Date and continuing through the Term Expiration Date, the Base Rent for the entire Premises shall be Twenty-Two Thousand Eight Hundred Seven and 20/100s Dollars ($22.807.20) (calculated at Two and 15/100s Dollars ($2.15) per rentable square foot) per month. Tenant shall not be obligated to pay Base Rent or Tenant’s Pro Rata Share of Operating Expenses for the Flex Premises until the Additional Premises Commencement Date.

6. Termination. Provided that Tenant is not in default of any term, condition or covenant in the Lease beyond the applicable notice and cure periods, and no circumstance exists that with the passage of time may become a Tenant default. Tenant shall have the right to terminate the Lease with respect only to the Flex Premises by giving Landlord at least thirty (30) days’ prior written notice, which notice shall include the effective date the termination. In addition to Landlord’s other termination rights under the Lease, Landlord shall have the right to terminate the Lease with respect only to the Flex Premises by giving Tenant at least thirty (30) days’ prior written notice, which notice shall include the effective date of the termination. In the event of a termination under this Section, Tenant shall timely surrender the Flex Premises on the termination date set forth in the termination notice and in the condition required under the Lease.

7. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Flex Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition is”, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Flex Premises for Tenant’s occupancy thereof or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Third Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Effect of Amendment. Except as modified by this Third Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and

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effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Third Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Third Amendment.

11. Miscellaneous. This Third Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Third Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

12. Counterparts. This Third Amendment may be executed in one or more counterparts that when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Third Amendment to Lease.

LANDLORD:

BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A-1

PREMISES (INCLUDING FLEX PREMISES)

SECOND FLOOR EXISTING PLAN
Existing Premises
(10,403 SF)
- Additional Premises
(205 SF)
SAN DIEGO SCIENCE CENTER
BUNKER HILL STREET
SAN DIEGO, CA
SECOND FLOOR
EXISTING PLAN
A2.2

EXHIBIT A-2

FLEX PREMISES

Date May 12, 2008 Job No. 07079

SECOND FLOOR EXISTING PLAN

FPBA FERGUSON PAPE BALDWIN ARCHITECTS

BMR - SAN DIEGO SCIENCE CENTER
3030 BUNKER HILL STREET
SAN DIEGO, CA 92109

SECOND FLOOR EXISTING PLAN

A2.2

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) is entered into as of October 20, 2009, by and between BMR-3030 BUNKER HILL STREET, a Delaware limited liability company (“Landlord”) and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009 (the “Second Amendment”) and that certain Third Amendment to Lease dated as of July 21, 2009 (collectively, as amended by this Fourth Amendment, and as the same may have been otherwise amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease certain additional premises from Landlord pursuant to Tenant’s Expansion Option (as defined in the Second Amendment) and terminate the Lease with respect to certain existing Premises; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Fourth Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Expansion Option. Tenant hereby elects to exercise its Expansion Option, and, pursuant to such Expansion Option, effective as of the later of (a) the Additional Premises Commencement Date (as defined in the Second Amendment) or (b) the date on which Landlord completes the Expansion Space Work described in Section 9 below (the later of (a) or (b) to be referred to herein as the “Expansion Option Effective Date”), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Expansion Space (as defined in the Second Amendment) which is comprised of eight hundred seventy-six (876) rentable square feet in Suite 222 (f/k/a Suite 220B) and four hundred forty-eight (448) rentable square feet in Suite 223 (f/k/a Suite 220C). Tenant shall have no further right or option to expand its Premises without Landlord’s written consent in the form of an amendment to the Lease.

3. Termination of Lease with respect to Suite 216A. In connection with Tenant’s exercise of the Expansion Option, effective as of the Expansion Option Effective Date, Tenant shall vacate and surrender Suite 216A which includes two hundred five (205) rentable square feet (the

Form dated 5/03/07

“Suite 216A Space”) to Landlord (a) in the condition and (b) with all documentation required under the Lease. From and after the Expansion Option Effective Date, the Lease shall be terminated with respect to the Suite 216A Space and shall no longer be of any force or effect, except for those provisions, that, by their express terms, survive the expiration or earlier termination of the Lease.

4. Renumbering of Suite 216. Landlord and Tenant acknowledge that Suite 216 consisting of six hundred ninety-three (693) rentable square feet has been renumbered and such suite, following the full execution and delivery of this Fourth Amendment, shall be referred to as Suite 215. The Lease shall remain in full and effect with respect to such Suite 215.

5. Rentable Area of Premises. Effective as of the Expansion Option Effective Date, the Rentable Area of Premises (as set forth in Section 2.2 of the Lease) shall be eleven thousand seven hundred twenty-seven (11,727) rentable square feet. From and after the Expansion Option Effective Date, all references to the “Premises” in the Lease shall refer to the Premises plus the Expansion Space less the Suite 216A Space, as such Premises is depicted on Exhibit A attached hereto.

6. Tenant’s Pro Rata Share of Building. Effective as of the Expansion Option Effective Date, “Tenant’s Pro Rata Share” (as set forth in Section 2.2 of the Lease), is hereby amended by replacing “10.07%” with “11.13%”.

7. Base Rent. Effective as of the Expansion Option Effective Date and continuing through the Term Expiration Date, the Base Rent for the Premises shall be Twenty-Five Thousand Two Hundred Thirteen and 5/100 Dollars ($25,213.05) (calculated at Two and 15/100s Dollars ($2.15) per rentable square foot) per month.

8. Security Deposit. On or before the Expansion Option Effective Date, Tenant shall deliver an additional One Thousand Three Hundred Fifty-Six and 65/100 Dollars ($1,356.65) to Landlord to be added to Tenant’s existing Security Deposit for a total Security Deposit of Twenty-Three Thousand One Hundred Twenty-Two and 35/100 Dollars ($23,122.35).

9. Landlord Improvements to Expansion Space. Landlord, at its sole cost and expense, shall repair any damaged areas, paint all walls, clean all carpets and strip and wax all non-carpeted floors within the Expansion Space and shall re-key the main entrance doors of the Expansion Space to Tenant’s key schedule (the “Expansion Space Work”) prior to the Expansion Option Effective Date.

10. Landlord Improvements to Suite 215. Landlord, at its sole cost and expense, shall have divided Suite 215 into three separate private offices (“Landlord’s Dividing Wall Work”). Tenant and Landlord shall agree upon the location of the dividing walls prior to Landlord’s installation of such dividing walls in Suite 215. From and after the date of this Fourth Amendment, Tenant shall grant Landlord access, twenty-four (24) hours a day seven (7) days a week, to Suite 215 in order to allow Landlord to complete Landlord’s Dividing Wall Work. Tenant shall not delay or negatively impact Landlord’s Dividing Wall Work as a result of (i) its presence in Suite 215 during

2

the performance of Landlord’s Dividing Wall Work, (ii) Tenant’s failure to grant Landlord access to Suite 215 or (iii) any other actions of Tenant.

11. Tenant Improvements to Expansion Space and Premises. Immediately following the Expansion Option Effective Date, Tenant shall (i) install an access control pad for the main laboratory door in Suite 222 (the “Access Control Work”) and (ii) install a dividing wall and door within the Premises in the locations depicted on Exhibit B attached hereto, which locations have been approved by Landlord (the “Tenant’s Dividing Wall Work”). For clarification purposes, such Access Control Work and Tenant’s Dividing Wall Work shall be considered Alterations that do not fall into the category of Minor Changes, and are therefore subject to all the requirements of Article 18 of the Lease. Tenant shall be permitted to utilize amounts remaining in the TI Allowance granted by Landlord pursuant to the Second Amendment to pay for its performance of Tenant’s Dividing Wall Work, including (without limitation) costs of rebalancing the HVAC after completion of Tenant’s Dividing Wall Work.

12. Condition of Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Expansion Space and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Expansion Option Effective Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Expansion Space for Tenant’s occupancy thereof or to pay for any improvements to the Expansion Space, except as may be expressly provided in Section 9 of this Fourth Amendment.

13. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Fourth Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

14. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

15. Effect of Amendment. Except as modified by this Fourth Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Fourth Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Fourth Amendment.

16. Miscellaneous. This Fourth Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Fourth Amendment are inserted and included solely for convenience and shall not be considered or

3

given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

17. Counterparts. This Fourth Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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4

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Fourth Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company

By:	/s/ John Bonanno
Name:	John Bonanno
Title:	Vice President, Development

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

PREMISES

EXHIBIT B

TENANT’S DIVIDING WALL WORK

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 4th day of March, 2011 (the “Execution Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009 (the “Second Amendment”), that certain Third Amendment to Lease dated as of July 21, 2009, and that certain Fourth Amendment to Lease dated as of October 20, 2009 (collectively, and as the same may have been otherwise amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant additional premises;

C. WHEREAS, Tenant desires to surrender certain premises to Landlord;

D. WHEREAS, Tenant desires to extend the Term;

E. WHEREAS, Landlord and Tenant desire to amend the Base Rent; and

F. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, shall be referred to herein as the “Amended Lease.”

2. Lease of Suite 220A Premises. Effective on the Suite 220A Commencement Date (as defined in Section 3.2 below) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, an additional two thousand one hundred forty-eight (2,148) square feet of Rentable Area (commonly known as Suite 220A) located on the second (2nd) floor of the Building, as shown on Exhibit A attached hereto (the “Suite 220A Premises”), for use by Tenant in accordance with the Permitted Use and in accordance with all other terms and conditions of the Amended Lease. From and after the Suite 220A Commencement Date through the Surrender Date (as defined in Section 4 below), the term “Premises,” as defined in the Amended Lease, shall mean the Original Premises plus the Suite 220A Premises, and following the Surrender Date shall mean the Original Premises plus the Suite 220A Premises less the Surrender Premises.

3. Possession of Suite 220A Premises and Suite 220A Commencement Date.

3.1. Landlord shall use commercially reasonable efforts to tender possession of the Suite 220A Premises to Tenant with the Suite 220A Improvements (as defined below) and the Premises Improvements (as defined below) Substantially Complete (as defined below). The term “Substantially Complete” or “Substantial Completion” means that the Suite 220A Improvements are substantially complete, except for minor punch list items.

3.2. The “Suite 220A Commencement Date” shall be the day Landlord tenders possession of the Suite 220A Premises to Tenant with the Suite 220A Improvements Substantially Complete, which date shall be no later than May 13, 2011. Tenant shall execute and deliver to Landlord written acknowledgement of the actual Suite 220A Commencement Date within ten (10) days after Tenant takes occupancy of the Suite 220A Premises, in the form attached as Exhibit E hereto. Failure to execute and deliver such acknowledgement, however, shall not affect the Suite 220A Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Suite 220A Premises required for the Permitted Use by Tenant shall not serve to extend the Suite 220A Commencement Date.

3.3. Landlord shall cause the tenant improvements in the Suite 220A Premises (the “Suite 220A Improvements”) to be constructed in accordance with Exhibit C attached hereto at a cost to Landlord not to exceed Twenty-One Thousand Four Hundred Eighty Dollars ($21,480) (based upon Ten Dollars ($10.00) per square foot of Rentable Area of the Suite 220A Premises) (the “Suite 220A TI Allowance”). The design and construction of the Suite 220A Improvements shall be subject to Landlord’s approval in Landlord’s sole and absolute discretion. The Suite 220A TI Allowance may be applied to the costs of (a) construction, (b) project management by Landlord (which fee shall equal two percent (2%) of the cost of the Suite 220A Improvements, including the Suite 220A TI Allowance), (c) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (d) building permits and other taxes, fees, charges and levies by Governmental Authorities for permits or inspections of the Suite 220A Improvements and (e) costs and expenses for labor, material, equipment and fixtures. In no event shall the Suite 220A TI Allowance be used for (v) the cost of work that is not approved in writing by Landlord, (w) payments to Tenant or any affiliates of Tenant, (x) the purchase of any furniture, personal property or other non-building system equipment, (y) costs resulting from any default by Tenant of its obligations under the Lease or (z) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors). Upon completion of the Suite 220A Improvements and provided that Tenant is not then in default of its obligations under the Amended Lease, Tenant shall be permitted to apply any unused portion of the Suite 220A TI Allowance toward the Alterations described in Section 10 below.

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3.4. Landlord shall, at its sole cost and expense, perform the improvements set forth on Exhibit D attached hereto (the “Premises Improvements”) on or before the Suite 220A Commencement Date.

4. Surrender Premises. Tenant shall have ten (10) business days after the Suite 220A Commencement Date (the “Surrender Deadline”) to surrender six hundred ninety-three (693) square feet of Rentable Area (commonly known as Suite 215) located on the second (2nd) floor of the Building as shown on Exhibit B attached hereto (the “Surrender Premises”) to Landlord (a) in the condition and (b) with all documentation required under the Lease. If Tenant does not surrender the Surrender Premises in accordance with Article 27 of the Amended Lease by the Surrender Deadline, then Tenant, pursuant to Article 28 of the Amended Lease, shall be become a tenant at sufferance with respect to the Surrender Premises until the actual date (the “Surrender Date”) that Tenant surrenders the Surrender Premises to Landlord in accordance with Article 27 of the Amended Lease and this Section. As of the Surrender Date, the Amended Lease shall terminate and be of no further force or effect with regard to the Surrender Premises, except for those provisions that, by their express terms, survive the expiration or earlier termination of the Amended Lease.

5. Suite 220A Premises Term. The Term with respect to the Suite 220A Premises shall commence upon the Suite 220A Commencement Date and expire on the Term Expiration Date (as set forth in Section 6 below).

6. Original Premises Extension Term. The “Term Expiration Date” (as set forth in Section 2.5 of the Lease) is hereby amended by replacing “April 19, 2011,” with “January 19, 2013.” The period from April 20, 2011, through January 19, 2013, is referred to herein as the “Second Extension Term.”

7. Base Rent.

7.1. Suite 220A Premises. Base Rent for the Suite 220A Premises shall equal One and 95/100 Dollars ($1.95) per square foot of Rentable Area per month. Tenant shall commence paying Base Rent for the Suite 220A Premises on October 20, 2011.

7.2. Original Premises. Notwithstanding anything to the contrary in the Amended Lease, effective as of the Execution Date and continuing through April 19, 2011, Base Rent for the Premises shall equal Two and 15/100 Dollars ($2.15) per square foot of Rentable Area per month. From and after April 20, 2011, Base Rent for the Premises shall equal One and 95/100 Dollars ($1.95) per square foot of Rentable Area per month. For the purposes of this Section 7.2 only, the term “Premises” shall mean (a) from the Execution Date through April 19, 2011, the Original Premises (eleven thousand seven hundred twenty-seven (11,727) square feet of Rentable Area) and (b) from and after April 20, 2011, the Original Premises less the Surrendered Premises (eleven thousand thirty-four (11,034) square feet of Rentable Area).

7.3. Rent Chart. For clarification purposes, Base Rent (as described above) is set forth in the table below:

3

Dates	Square Feet of Rentable Area for Base Rent Purposes	Base Rent per Square Foot of Rentable Area	Monthly Base Rent
Execution Date – April 19, 2011	11,727	$2.15 monthly	$25,213.05
April 20, 2011 – October 19, 2011	11,034	$1.95 monthly	$21,516.30
October 20, 2011 – Term Expiration Date	13,182	$1.95 monthly	$25,704.90

8. Tenant’s New Pro Rata Share. Effective as of the Suite 220A Commencement Date, “Tenant’s Pro Rata Share” (as set forth in Section 2.2 of the Lease) is hereby amended by replacing “11.13%” with “12.51%”.

9. Condition of Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Suite 220A Premises, and is in possession and fully familiar with the condition of the Original Premises and, notwithstanding anything contained in the Amended Lease to the contrary, agrees to take the Suite 220A Premises in its condition “as is” as of the Suite 220A Commencement Date and agrees to take the Original Premises in its condition “as is” as of the first day of the Second Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Suite 220A Premises for Tenant’s occupancy or the Original Premises for Tenant’s continued occupancy or to pay for any improvements to the Premises, except as may be expressly provided in this Amendment.

10. Alteration Approval. Subject to Article 18 of the Amended Lease and Applicable Laws, Landlord shall allow Tenant to (a) convert the two (2) offices in Suite 230 into three (3) offices and (b) install a door between Suites 222 and 230 in the laboratory area, as depicted in Exhibit F attached hereto.

11. Building Information. In addition to any requirements set forth in the Amended Lease, Landlord agrees to provide certain building information and notices (the “Building Information”) to Tenant as set forth in this Article. Tenant shall keep any Building Information confidential and such Building Information shall be subject to Article 39 of the Amended Lease.

11.1. Building Maintenance Records:

11.1.1. Within thirty (30) days after receipt of Tenant’s written request, Landlord shall provide Tenant with descriptions of the Building’s HVAC, E-power, vacuum, compressed air and water systems.

4

11.1.2. Within fifteen (15) days after receipt of Tenant’s written request, Landlord shall provide Tenant with the Building’s maintenance schedule, but only as it relates to the Premises.

11.1.3. Commencing on April 1, 2011, Landlord shall provide Tenant with dedicated access to on-line computerized maintenance management software (“CMMS”) to review records for systems and equipment specific to the Premises and any available standard operating procedures for the Project. Information contained in CMMS shall date back to January 1, 2011.

11.2. Facility Records.

11.2.1. Within three (3) business days after receipt of Tenant’s written request, which request shall not be made prior to thirty (30) days after the Execution Date, Landlord shall provide Tenant with electronic access to any facility records Landlord has available that are specific to the Premises relating to mechanical, HVAC, electrical, E-Power and structural loads.

11.3. Notification.

11.3.1. Landlord shall provide prior notice as set forth below for any planned, non-emergency access to the following portions of the Premises:

11.3.1.1. Office areas: twenty-four (24) hours’ notice;

11.3.1.2. General laboratories: forty-eight (48) hours’ notice;

11.3.1.3. Polymerase chain reaction room in Suite 230; quality control and process development laboratories: five (5) days’ notice; and

11.3.1.4. HVAC equipment: five (5) days’ notice.

12. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

13. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

14. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and

5

after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

15. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

16. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

6

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

SUITE 220A PREMISES

[see attached]

200
201
202
203
Lunch Room
214
215
218
220B
230
Lobby
214A
214B
215
217A
217B
220C
228
229
231A
231B
233
235

SECOND FLOOR PLAN

FERGUSON
PAPE
BALDWIN
ARCHITECTS

BioMed Realty Trust, Inc.

BIOMED REALTY TRUST, INC.
BH - SECOND FLOOR SUITE 201 T.I.
SAN DIEGO, CA

EXHIBIT B

SURRENDER PREMISES

[see attached]

200
Lunch Room
201
202
203
214
215
218
220A
220B
230
Lobby
214A
214B
217A
217B
220A
220C
228
229
231A
231B
233
235

EXHIBIT C

SUITE 220A IMPROVEMENTS

[see attached]

JVB Construction Management, Inc

License #: 824148

Bunker Hill Street, Tocagen Lab Remove Hood, Add Wall, Install New Lab Bench

Draft Cost Proposal

Item Number	Work Description	Quantity	Unit	Unit Cost	Total Cost
DEMOLITION	Clean fume hood	1	Lump Sum	$350	$350
	Containment / protection to lab area	1	Lump Sum	$500	$500
	Disconnect and Cap Hood Utilities and HVAC return	1	Lump Sum	$800	$800
	Relocate Fume Hood to Storage Area at Bunker Hill	1	Lump Sum	$700	$700
	Dismantle Dry Bench and Countertop	Excluded
TRADES	New Partition and Drywall (1 interior wall) with door opening	17.5	Linear Feet	$100	$1,750
	HVAC Controls	Excluded
	HVAC Ducting Revisions	1	Lump Sum	$1,500	$1,500
	Electrical – Relocate existing power, install phone outlets	1	Lump Sum	$3,856	$3,856
	Fire sprinkler head relocation	Excluded
	VCT Floor patching at hood	1	Lump Sum	$250	$250
	Painting	1	Allowance	$600	$600
	Assemble and install new one sided dry bench (Using owner provided cabinets, no reagent shelves to be installed)	15.5	Linear Feet	$50	$775
	Supply and install new Trespa Countertop	1	Lump Sum	$1,000	$1,000
	Supply and install one new Door – 42” door, painted with window	1	Each	$1,200	$1,200
GENERAL COSTS	Floor Protection	1	Lump Sum	$200	$200
	Dump Fees / Dumpsters	1	Lump Sum	$400	$400
	Cleaning	1	Lump Sum	$200	$200
	Supervision	2	Weeks	$1,000	$2,000
	Project Manager	1	Lump Sum	$500	$500
	Misc. job expenses	1	Lump Sum	$200	$200
	Chemical toilet	1	Lump Sum	$66	$66
	Tools & Equipment rental	1	Lump Sum	$75	$75
	Sub Total				$16,922
	Insurance				$338
	Contractors Fee				$1,354
	Construction Contingency				$1,692
	Total Contract Amount				$20,306

Exclusions & Notes:

Removal and disposal of Hazardous Materials (if applicable) are excluded

Permit fees or Costs are excluded

Cabinet / Counter Allowance assumes re-use of all existing cabinets

Reconfiguration / rezoning of fire sprinklers, or providing Fire Extinguishers are per allowance above

Proposal is based on Floor Plan per Attachment A

12/22/10

EXHIBIT D

PREMISES IMPROVEMENTS

1.	Purchase and install polycom phones in at least two (2) second (2nd) floor conference rooms.

2.	Purchase and install T1 internet service for at least two (2) second (2nd) floor conference rooms.

3.	If necessary, complete any further work regarding unfilled conduit holes and rain water leaks or intrusions.

4.	Hire a structural engineer to decipher the Building drawings with the city in order to further understand the structural load capacity of the Building.

5.	The work as referenced in the attached proposal.

JVB Construction Management, Inc

License #: 824148

Bunker Hill Street, Tocagen Relocation from Suite 215 to Suite 220A (Investor Relations/Business Development)

Draft Cost Proposal

Item Number	Work Description	Quantity	Unit	Unit Cost	Total Cost
DEMOLITION	Demo 2 large windows (6’ x 5’), 2 door openings, portion of ceiling to install new walls	1	Lump Sum	$1,800	$1,800
	Dismantle modular furniture in suite 220A, remove to on site storage	1	Lump Sum	$750	$750
	Demo Carpet	53.78	Square Yards	$4	$215
TRADES	New Partition and Drywall (2 interior wall)	33.5	Linear Feet	$75	$2,513
	Framing and Drywall patching at Window Infill and for 2 new doors	1	Lump Sum	$850	$850
	HVAC Controls	Excluded
	Relocate Supply or Return Registers	4	Each	$350	$1,400
	Supply and Install New Supply or Return Registers	2	Each	$450	$900
	Air Balancing	1	Lump Sum	$750	$750
	Electrical & Lighting – Re wire lighting distribution, misc outlets, phone wiring	1	Lump Sum	$3,471	$3,471
	Supply new Light Fixtures	Excluded
	Fire sprinkler head relocation	Excluded
	Patch Ceiling grid & Tiles	1	Lump Sum	$800	$800
	Supply and install 5 partition between desks	1	Allowance	$1,000	$1,000
	Reinstall desks	1	Lump Sum	$600	$600
	Relocate card access readers from existing spade	1	Allowance	$1,000	$1,000
	Install new carpet & base, including transitions and patching at corridor	53.78	Square Yards	$30	$1,613
	Floor preparation	1	Lump Sum	$350	$350
	Painting	1	Lump Sum	$1,200	$1,200
	Supply and install 2 new doors	2	Each	$1,200	$2,400
GENERAL COSTS	Floor Protection	1	Allowance	$100	$100
	Dump Fees / Dumpsters	1	Lump Sum	$400	$400
	Cleaning	1	Allowance	$200	$200
	Supervision	2	Weeks	$1,000	$2,000
	Project Manager	1	Lump Sum	$500	$500
	Misc. job expenses	1	Lump Sum	$300	$300
	Chemical toilet	1	Lump Sum	$150	$150
	Tools & Equipment rental	1	Allowance	$75	$75
	Sub Total				$25,337
	Insurance				$507
	Contractors Fee				$2,027
	Construction Contingency				$2,534
	Total Contract Amount				$30,404

Exclusions & Notes:

Removal and disposal of Hazardous Materials (if applicable) are excluded

Permit fees or Costs are excluded

It is assumed existing light fixtures are to be re used.

Window coverings and signage are excluded

HVAC occupancy sensors are excluded

Proposal is based on Floor Plan per Attachment A

12/22/10

EXHIBIT E

ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE is entered into as of [                    ], 20[    ], with reference to that certain Lease (the “Lease”) dated as of [                    ], 20[    ], by [                ], a [                ] (“Tenant”), in favor of BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Suite 220A Premises on [                    ], 20[    ].

2. The Suite 220A Premises are in good order, condition and repair.

3. The Suite 220A Improvements are Substantially Complete.

4. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Suite 220A Premises.

5. In accordance with the provisions of Article 3 of that certain Fifth Amendment to Lease dated as of [                    ], 2011, the Suite 220A Commencement Date is [                    ], 20[    ], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [                    ], 20[    ].

6. Tenant commenced occupancy of the Suite 220A Premises for the Permitted Use on [                    ], 20[    ].

7. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises [, except [                ]].

8. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

9. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [                    ], 20[    ], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Approximate Square Feet of Rentable Area for Base Rent Purposes	Base Rent per Square Foot of Rentable Area	Monthly Base Rent
Suite 220A Commencement Date – October 19, 2011	11,034	$1.95 monthly	$21,516.30
October 20, 2011 – Term Expiration Date	13,182	$1.95 monthly	$25,704.90

10. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above.

TENANT:

TOCAGEN INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT F

ALTERATIONS

[see attached]

SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 16th day of May, 2012 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009 and that certain Fifth Amendment to Lease dated as of March 4, 2011, (the “Fifth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from landlord and Landlord desires to lease to Tenant additional premises; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Lease of Suites 215B and 215C Premises. Effective on the Suites 215B and 215C Term Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, an additional three hundred sixty-one (361) square feet of Rentable Area (commonly known as Suites 215B and 215C) located on the second (2nd) floor of the Building, as shown on Exhibit A attached hereto (the “Suites 215B and 215C Premises”), for use by Tenant in accordance with the Permitted Use and in accordance with all other terms and conditions of the Amended Lease. From and after the Suites 215B and 215C Term Commencement Date, the term “Premises,” as defined in the Amended Lease, shall mean the Original Premises, plus the Suites 215B and 215C Premises.

3. Term. The Term with respect to the Suites 215B and 215C Premises shall commence on June 1, 2012 (the “Suites 215B and 215C Term Commencement Date”) and expire

BMR form dated 4/12/12

on the Term Expiration Date (as set forth in Section 6 of the Fifth Amendment). Notwithstanding the foregoing, following the Execution Date, Tenant shall be permitted to enter upon the Premises prior to the Suites 215B and 215C Term Commencement Date for the purpose of installing improvements or the placement of personal property; provided that such early access shall not interfere with the work required of Landlord pursuant to Section 7(b)(ii) below.

4. Base Rent. Base Rent for the Suites 215B and 215C Premises shall equal One and 95/100 Dollars ($1.95) per square foot of Rentable Area of the Suites 215B and 215C Premises per month. Tenant shall commence paying Base Rent for the Suites 215B and 215C Premises on the Suites 215B and 215C Term Commencement Date.

5. Additional Rent. Commencing on the Suites 215B and 215C Term Commencement Date, Tenant shall be responsible for the Property Management Fee (as defined in the Amended Lease), Tenant’s Pro Rata Share of Operating Expenses (as defined in the Amended Lease), and any other amounts that Tenant assumes or agrees to pay under the provisions of the Amended Lease that are owned to Landlord with respect to the Suites 215B and 215C Premises.

6. Tenant’s New Pro Rata Share. Effective on the Suites 215B and 215C Term Commencement Date, “Tenant’s Pro Rata Share” as set forth in Section 2.2 of the Lease is hereby amended by replacing “12.51%” with “12.85%”.

7. Condition of Suites 215B and 215C Premises. Tenant acknowledges that (a) it fully familiar with the condition of the Suites 215B and 215C Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Suites 215B and 215C Term Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Suites 215B and 215C Premises for Tenant’s continued occupancy or to pay for any improvements to the Suites 215B and 215C Premises, except (i) replacing the carpet in the Suites 215B and 215C Premises or (ii) as may be expressly provided in the Lease or this Amendment.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

2

San Diego, California 92109

Attn: Chief Financial Officer

11. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

12. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

13. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

SUITES 215B AND 215C PREMISES

See attached.

FERGUSON
PAPE
BALDWIN
ARCHITECTS

201
200
202
Lunch
Room
203
230
220B
220A
218
215
214
Lobby
235
233
B
A
231B
231A
229
C
B
A
228
220C
220A
217B
217A
216
C
B
214B
214A

NORTH

BMR - 3030 BUNKER HILL STREET

SCALE: 1" = 30'

0 30 120 FT

SECOND FLOOR PLAN

JUNE 24, 2010

SEVENTH AMENDMENT TO LEASE

THIS SEVENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 25th day of September, 2012, by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord”), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011 and that certain Sixth Amendment to Lease dated as of May 16, 2012 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the Term of the Lease, set the Base Rent for the Third Extension Term (as defined below), provide Tenant with additional options to further extend the Term and provide Tenant with the option, under certain circumstances, to expand the Premises; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Third Extension Term. The Term of the Lease is hereby extended for twelve (12) months and, therefore, the “Term Expiration Date” is hereby amended to mean January 19, 2014. The period commencing on January 20, 2013 and ending on the Term Expiration Date shall be referred to herein as the “Third Extension Term.” The term “Term”, as used in the Amended Lease, shall refer to the Term as extended by the Third Extension Term.

3. Base Rent. Base Rent during the Third Extension Term shall be One and 95/100 Dollars ($1.95) per square foot of Rentable Area of the Premises per month; provided, however, that Tenant’s obligation to pay Base Rent during the first (1st) month of the Third Extension Term (the “Base Rent Abatement Period”) shall be abated.

1

4. Additional Rent. During the Third Extension Term (including, without limitation, during the Base Rent Abatement Period), Tenant shall continue to pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Amended Lease.

5. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Amended Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Third Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Third Extension Term or to pay for any improvements to the Premises, except that Landlord shall, on or before October 31, 2012 at Landlord’s sole cost and expense, install access card readers at the locations depicted on Exhibit A attached hereto.

6. Options to Extend Term. Tenant shall have two (2) options (each, an “Option”) to extend the Term by an additional twelve (12) months each as to the entire Premises (and no less than the entire Premises) upon the following terms and conditions. Any extension of the Term pursuant to an Option shall be on all the same terms and conditions as the Amended Lease, except as follows:

6.1 Base Rent during the first (1st) twelve (12) month Option term (the “First Option Term”) shall be One and 95/100 Dollars ($1.95) per square foot of Rentable Area of the Premises per month; provided, however, that Tenant’s obligation to pay Base Rent during the first (1st) month of the First Option Term shall be abated.

6.2 Base Rent during the second (2nd) twelve (12) month Option term (the “Second Option Term”) shall be Two Dollars ($2.00) per square foot of Rentable Area of the Premises per month; provided, however, that Tenant’s obligation to pay Base Rent during the first (1st) month of the Second Option Term shall be abated.

6.3 No Option is assignable separate and apart from the Lease.

6.4 An Option is conditional upon Tenant giving Landlord written notice of its election to exercise such Option at least six (6) months prior to the end of the expiration of the then-current Term. Time shall be of the essence as to Tenant’s exercise of an Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise an Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of an Option after the date provided for in this Section 6.4.

6.5 Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise an Option:

6.5.1 During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of the Amended Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or

2

6.5.2 At any time after any Default as described in Article 32 of the Lease (provided, however, that, for purposes of this Section 6.5.2, Landlord shall not be required to provide Tenant with notice of such Default) and continuing until Tenant cures any such Default, if such Default is susceptible to being cured; or

6.5.3 In the event that Tenant has defaulted in the performance of its obligations under the Amended Lease two (2) or more times and a service or late charge has become payable under Section 32.1 of the Lease for each of such defaults during the twelve (12)- month period immediately prior to the date that Tenant intends to exercise an Option, whether or not Tenant has cured such defaults.

6.6 The period of time within which Tenant may exercise an Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 6.5.

6.7 All of Tenant’s rights under the provisions of an Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of such Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has defaulted under the Amended Lease two (2) or more times and a service or late charge under Section 32.1 of the Lease has become payable for any such default, whether or not Tenant has cured such defaults.

7. Expansion Option.

7.1 Subject to the conditions set forth in this Article, Tenant shall have the right, but not the obligation, to expand the Premises (the “Expansion Option”) to include Suite 119 consisting of approximately 2,959 square feet of Rentable Area as more particularly shown on the floor plan attached hereto as Exhibit B (the “Expansion Space”).

7.2 Tenant may exercise the Expansion Option by providing Landlord with written notice (the “Expansion Option Notice”) that Tenant has elected to exercise the Expansion Option. Within ten (10) days after exercising the Expansion Option, Tenant and Landlord shall enter into a written amendment to the Lease (the “Expansion Amendment”), which amendment shall provide, unless otherwise agreed in writing, (a) that the commencement date of the Expansion Space shall be the date (the “Expansion Space Commencement Date”) that is thirty (30) days after the date that Tenant delivers the Expansion Option Notice, (b) that the Premises shall be increased to include the square feet of Rentable Area of the Expansion Space, (c) the new Base Rent, with the Expansion Space increasing Base Rent at the then-current base rental rate per square foot of Rentable Area under the Amended Lease, (d) Tenant’s new Pro Rata Share based upon the addition of the Expansion Space to the Premises and (e) that Tenant shall accept the Expansion Space in its condition “as is” as of the Expansion Space Commencement Date and that Landlord shall have no obligation to alter, repair or otherwise prepare the

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Expansion Space for Tenant’s occupancy or to pay for any improvements to the Expansion Space, except as may be expressly provided in Section 7.7 of this Amendment. In all other respects, the Amended Lease shall remain in full force and effect, and shall apply to the Expansion Space.

7.3 Notwithstanding anything in this Article to the contrary, Tenant shall not exercise the Expansion Option during such period of time that Tenant is in default under any provision of the Amended Lease. Any attempted exercise of the Expansion Option during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the Expansion Option if Landlord has given Tenant three (3) or more notices of default under the Amended Lease, whether or not the defaults are cured, during the five (5) month period prior to the date on which Tenant seeks to exercise the Expansion Option.

7.4 If Tenant timely and properly exercises the Expansion Option, then Tenant shall have the right, but not the obligation, to reduce the Premises (the “Surrender Option”) by surrendering one of the following spaces (each, a “Surrender Space”): (a) Suite 222 (876 square feet of Rentable Area), (b) Suite 223 (448 square feet of Rentable Area) or (c) Suite 222 and Suite 223 (1,324 square feet of Rentable Area); provided, however, that Tenant must exercise the Surrender Option concurrently with Tenant’s delivery of the Expansion Option Notice by including in the Expansion Option Notice an express statement setting forth Tenant’s election to exercise the Surrender Option and the specific Surrender Space to which Tenant’s election applies (the “Designated Surrender Space”). If Tenant fails to include such a statement in its Expansion Option Notice, then the Surrender Option shall automatically terminate and be of no further force or effect. If Tenant timely and properly exercises its Surrender Option as described in this Section 7.4, then the Expansion Amendment shall (w) include appropriate adjustments to (i) the Premises (to reflect subtraction of the Rentable Area of the Designated Surrender Space), (ii) Base Rent (with the Designated Surrender Space decreasing Base Rent at the then-current base rental rate per square foot of Rentable Area under the Amended Lease) and (iii) Tenant’s Pro Rata Share (to reflect the subtraction of the Rentable Area of the Designated Surrender Space), (x) provide that Tenant shall surrender the Designated Surrender Space to Landlord no later than seven (7) business days following the Expansion Space Commencement Date (the “Surrender Space Termination Date”) in accordance with all of the terms and conditions of the Lease, (y) provide that if Tenant does not surrender the Designated Surrender Space in accordance with all of the terms and conditions of the Lease on or before the Surrender Space Termination Date, then Tenant, pursuant to Article 28 of the Lease, shall become a tenant at sufferance with respect to the Designated Surrender Space until the actual date (the “Actual Surrender Date”) that Tenant surrenders the Designated Surrender Space to Landlord in accordance with the terms and conditions of the Lease and (z) provide that the Lease shall terminate with respect to the Designated Surrender Space on the later of (i) the Surrender Space Termination Date and (ii) the Actual Surrender Date, and shall thereafter be of no further force or effect with respect to the Designated Surrender Space, except for those provisions that, by their express terms, would survive the expiration or earlier termination of the Lease.

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7.5 In the event that Landlord receives a written proposal to lease the Expansion Space from a third-party, Landlord shall deliver notice thereof to Tenant (“Notice of Offer”). If Tenant fails to exercise the Expansion Option within ten (10) days following its receipt of a Notice of Offer, then the sixty (60) day period commencing on the eleventh (11th) day following Tenant’s receipt of such Notice of Offer shall be deemed a “Landlord Negotiation Period.” Notwithstanding anything in this Amendment to the contrary, (a) the Expansion Option shall be of no force or effect during a Landlord Negotiation Period, (b) any attempted exercise of the Expansion Option by Tenant during a Landlord Negotiation Period shall be void and of no effect, and (c) Landlord shall have the right to consummate the lease of the Expansion Space with any third-party on any terms and conditions Landlord desires during a Landlord Negotiation Period. If Landlord fails to consummate the lease of the Expansion Space during a Landlord Negotiation Period, then the Expansion Option shall be reinstated on the day immediately following the expiration of the Landlord Negotiation Period. If Landlord consummates the lease of the Expansion Space during a Landlord Negotiation Period then the Expansion Option shall automatically terminate and be of no further force or effect.

7.6 Notwithstanding anything in this Amendment to the contrary, Tenant shall not assign or transfer the Expansion Option or the Surrender Option, either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Amended Lease, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

7.7 In the event that Tenant timely and properly exercises the Expansion Option as set forth in this Article, Landlord, at its sole cost and expense, shall repair any material damage to the visible surface areas (i.e., walls, floor coverings and countertops), paint all walls, clean all carpets and strip and wax all non-carpeted floors within the Expansion Space and shall install an access card reader at the main entrance doors of the Expansion Space prior to the Expansion Space Commencement Date.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

5

San Diego, California 92109

Attn: Chief Financial Officer

11. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

12. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

13. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-BUNKER HILL LP, A Delaware limited partnership

By:	/s/ Alan Gold
Name:	Alan Gold
Title:	CEO

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

ACCESS CARD READER LOCATIONS

A-1

EXHIBIT B

EXPANSION SPACE

B-1

EIGHTH AMENDMENT TO LEASE

THIS EIGHTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 24th day of January, 2013 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord”), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012 and that certain Seventh Amendment to Lease (the “Seventh Amendment”) dated as of September 25, 2012 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Storage Premises (as defined below); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Storage Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain premises known as Storage Cage 5 containing approximately one hundred sixty-five (165) square feet of Rentable Area located on the first (1st) floor of the Building (the “Storage Premises”), as shown on Exhibit A attached hereto.

2.1. Storage Premises Term. The Term with respect to the Storage Premises shall commence on February 1, 2013 (the “Storage Premises Commencement Date”) and shall thereafter be coterminous with the Term for the Existing Premises such that the Term for the Existing Premises and the Storage Premises shall expire on the Term Expiration Date. From and after the Storage Premises Commencement Date, the term “Premises” as used in the Amended Lease shall mean the Existing Premises plus the Storage Premises and, therefore, the Rentable

BMR form dated 9/5/12

Area of Premises (as set forth in Section 2.2 of the Original Lease) shall be increased to thirteen thousand seven hundred eight (13,708) square feet of Rentable Area.

2.2 Tenant’s Pro Rata Share of Building. Effective as of the Storage Premises Commencement Date, Tenant’s Pro Rata Share of Building (as set forth in Section 2.2 of the Original Lease) is hereby amended by replacing “12.85%” with “13.01%.”

2.3 Permitted Use of the Storage Premises. Notwithstanding anything to the contrary in the Amended Lease, Tenant shall be permitted to use the Storage Premises only for storage purposes, including an operating freezer, (and for no other use) in conformity with all Applicable Laws.

2.4 Base Rent for Storage Premises. Notwithstanding anything to the contrary in the Amended Lease, (a) Base Rent for the Storage Premises shall equal One Dollar ($1.00) per square foot of Rentable Area of the Storage Premises per month, (b) Tenant’s obligations to pay Base Rent with respect to the Storage Premises shall commence on the Storage Premises Commencement Date and (c) Base Rent for the Storage Premises shall not be abated during the Base Rent Abatement Period (as defined in Section 3 of the Seventh Amendment).

2.5 Option to Surrender the Storage Premises. Tenant shall have the option (the “Surrender Option”) to surrender the Storage Premises back to Landlord upon delivery of thirty (30) days’ prior written notice (the “Surrender Notice”) to Landlord. In such event, Tenant shall surrender the Storage Premises to Landlord in accordance with all of the terms and conditions of the Amended Lease on or before the date that is thirty (30) days after Landlord’s receipt of the Surrender Notice (the “Scheduled Surrender Date”). If Tenant does not so surrender the Storage Premises in accordance with all of the terms and conditions of the Amended Lease on or before the Scheduled Surrender Date, then Tenant, pursuant to Article 28 of the Original Lease, shall become a tenant at sufferance with respect to the Storage Premises until the actual date (the “Actual Surrender Date”) that Tenant surrenders the Storage Premises to Landlord in accordance with all of the terms and conditions of the Amended Lease. The Amended Lease shall terminate with respect to the Storage Premises on the later of (a) the Scheduled Surrender Date and (b) the Actual Surrender Date, and shall thereafter be of no further force or effect with respect to the Storage Premises (except for those provisions that, by their express terms, survive the expiration or earlier termination of the Amended Lease); accordingly, on such date, the Rentable Area of Premises and Tenant’s Pro Rata Share of Building shall be automatically adjusted to account for the surrender of the Storage Premises. Notwithstanding anything in this Section to the contrary, Tenant shall not be permitted to exercise the Surrender Option during such period of time that Tenant is in default under any provision of the Amended Lease. Any attempted exercise of the Surrender Option during a period of time in which Tenant is so in default shall be void and of no force or effect.

3. Condition of Storage Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Storage Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Storage Premises Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise

2

prepare the Storage Premises for Tenant’s occupancy thereof or to pay for any improvements to the Storage Premises.

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer

7. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

STORAGE PREMISES

Storage
Cage 10
Cage 9
STORAGE
SHIPPING/RECEIVING
110
Cage 6
Cage 5
Cage 4
Cage 3
Cage 2
Cage 1

NINTH AMENDMENT TO LEASE

THIS NINTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 20th day of December, 2013 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012 and that certain Eighth Amendment to Lease dated as of January 24, 2013 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Suite 215A Premises (as defined below); and

C. WHEREAS, Landlord and Tenant desire to extend the Term of the Lease, set the Base Rent for the Fourth Extension Term (as defined below) and provide Tenant with certain right of first refusal rights; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Suite 215A Premises. Effective on the Suite 215A Premises Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain premises known as Suite 215A containing approximately one hundred seventy-six (176) square feet of Rentable Area located on the second (2nd) floor of the Building (the “Suite 215A Premises”), as shown on Exhibit A attached hereto.

BioMed Realty form dated 11/18/13

2.1. Suite 215A Premises Term. The Term with respect to the Suite 215A Premises shall commence on January 20, 2014 (the “Suite 215A Premises Commencement Date”) and shall thereafter be coterminous with the Term for the Existing Premises such that the Term for the Existing Premises and the Suite 215A Premises shall expire on the Term Expiration Date (as amended in Section 3). From and after the Suite 215A Premises Commencement Date, the term “Premises” as used in the Amended Lease shall mean the Existing Premises plus the Suite 215A Premises and, therefore, the Rentable Area of Premises (as set forth in Section 2.2 of the Original Lease) shall be increased to thirteen thousand eight hundred eighty-four (13,884) square feet of Rentable Area.

2.2. Tenant’s Pro Rata Share of Building. Effective as of the Suite 215A Premises Commencement Date, Tenant’s Pro Rata Share of Building (as set forth in Section 2.2 of the Original Lease) is hereby amended by replacing “13.01%” with “13.17%.”

2.3. Condition of Suite 215A Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Suite 215A Premises, or with respect to the suitability of the Suite 215A Premises for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the Suite 215A Premises and agrees to take the same in its condition “as is” as of the Suite 215A Premises Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Suite 215A Premises for Tenant’s occupancy or to pay for or construct any improvements to the Suite 215A Premises. Tenant’s taking of possession of the Suite 215A Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Suite 215A Premises were at such time in good, sanitary and satisfactory condition and repair. The Suite 215A Premises have not undergone inspection by a Certified Access Specialist (as defined in California Civil Code Section 55.52).

3. Fourth Extension Term. The Term of the Lease is hereby extended for twelve (12) months and, therefore, the “Term Expiration Date” is hereby amended to mean January 19, 2015. The period commencing on January 20, 2014 and ending on the Term Expiration Date shall be referred to herein as the “Fourth Extension Term.” The term “Term,” as used in the Amended Lease, shall refer to the Term as extended by the Fourth Extension Term.

4. Base Rent. Tenant’s obligations to pay Base Rent for the Suite 215A Premises shall commence on the Suite 215A Premises Commencement Date. Base Rent during the Fourth Extension Term for the entire Premises (including the Suite 215A Premises) other than the Storage Premises shall be One and 75/100 Dollars ($1.75) per square foot of Rentable Area of such Premises per month. Base Rent for the Storage Premises during the Fourth Extension Term shall be One and 00/100 Dollars ($1.00) per square foot of Rentable Area of the Storage Premises per month. Notwithstanding the foregoing, provided Tenant is not in default under any provision of the Amended Lease, Tenant’s obligation to pay Base Rent during the first (1st) month of the Fourth Extension Term (the “Fourth Extension Base Rent Abatement Period”) shall be abated.

5. Additional Rent. During the Fourth Extension Term (including, without limitation, during the Fourth Extension Base Rent Abatement Period), Tenant shall continue to pay (a)

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Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee (calculated without regard to any Base Rent abatement) and (c) any other amounts set forth in the Amended Lease.

6. Condition of Existing Premises. Tenant acknowledges that (a) it is in possession of the Existing Premises and is fully familiar with the condition of the Existing Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Fourth Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Existing Premises for Tenant’s continued occupancy for the Fourth Extension Term or to pay for any improvements to the Existing Premises, except as may be expressly provided in the Lease.

7. Right of First Refusal. Tenant shall have two (2) separate rights of first refusal (each a “ROFR”), the first of which is as to any rentable premises in that certain space in the Building commonly known as Suite 217B (as depicted in Exhibit B attached hereto) and the second of which is as to any rentable premises in that certain space in the Building commonly known as Suite 214A (as depicted in Exhibit B attached hereto), in each case for which Landlord is seeking a tenant (each an “Available ROFR Premises”); provided, however, that in no event shall Landlord be required to lease any Available ROFR Premises to Tenant for any period past the date on which the Amended Lease expires or is terminated pursuant to its terms. To the extent that Landlord renews or extends a then-existing lease with any then-existing tenant or subtenant of any space, or enters into a new lease with such then-existing tenant or subtenant, the affected space shall not be deemed to be Available ROFR Premises. In the event Landlord intends to lease an Available ROFR Premises, Landlord shall provide written notice thereof to Tenant (the “Notice of Offer”), specifying the terms and conditions of a proposed lease to Tenant of the applicable Available ROFR Premises.

7.1. Within ten (10) business days following its receipt of a Notice of Offer, Tenant shall advise Landlord in writing whether Tenant elects to lease all (not just a portion) of the applicable Available ROFR Premises on the terms and conditions set forth in the Notice of Offer. If Tenant fails to notify Landlord of Tenant’s election within such ten (10) business day period, then Tenant shall be deemed to have elected not to lease the applicable Available ROFR Premises.

7.2. If Tenant timely notifies Landlord that Tenant elects to lease the applicable Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, then Landlord shall lease the applicable Available ROFR Premises to Tenant upon the terms and conditions set forth in the Notice of Offer, except that Base Rent for the applicable Available ROFR Premises shall be at the then-current Base Rent rate for the Premises (other than the Storage Premises).

7.3. If Tenant notifies Landlord that Tenant elects not to lease the applicable Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, or if Tenant fails to notify Landlord of Tenant’s election within the ten (10) business day period described above, then Landlord shall have the right to consummate the lease of the applicable Available ROFR

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Premises on the same terms as set forth in the Notice of Offer following Tenant’s election (or deemed election) not to lease the applicable Available ROFR Premises.

7.4. Notwithstanding anything in this Article to the contrary, Tenant shall not exercise the ROFR during such period of time that Tenant is in default under any provision of the Amended Lease. Any attempted exercise of the ROFR during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the ROFR if Landlord has given Tenant two (2) or more notices of default under the Amended Lease, whether or not the defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the ROFR.

7.5. Notwithstanding anything in the Amended Lease to the contrary, Tenant shall not assign or transfer the ROFR, either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Amended Lease, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

7.6. If Tenant exercises the ROFR, Landlord does not guarantee that the applicable Available ROFR Premises will be available on the anticipated commencement date for the Amended Lease as to such Premises due to a holdover by the then-existing occupants of the applicable Available ROFR Premises or for any other reason beyond Landlord’s reasonable control.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

Tocagen Inc. 3030

Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer

11. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the

4

Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

12. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

13. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

SUITE 215A PREMISES

The cross-hatched area below represents the Suite 215A Premises.

EXHIBIT B

ROFR PREMISES

The cross-hatched space below represents the space subject to the ROFR.

TENTH AMENDMENT TO LEASE

THIS TENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 18th day of July, 2014, by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008 that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013 and that certain Ninth Amendment to Lease dated as of December 20, 2013 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the Term of the Existing Lease and set the Base Rent for the Fifth Extension Term (as defined below); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2. Fifth Extension Term. The Term of the Lease is hereby extended for twelve (12) months and, therefore, the “Term Expiration Date” is hereby amended to mean January 19, 2016. The period commencing on January 20, 2015 and ending on the new Term Expiration Date shall be referred to herein as the “Fifth Extension Term.” The term “Term,” as used in the Lease, shall refer to the Term as extended by the Fifth Extension Term.

3. Base Rent. Base Rent during the Fifth Extension Term for the entire Premises (other than the Storage Premises) shall be One and 80/100 Dollars ($1.80) per square foot of Rentable Area of such Premises per month. Base Rent for the Storage Premises during the Fifth

BioMed Realty form dated 2/26/14

Extension Term shall be One and 00/100 Dollars ($1.00) per square foot of Rentable Area of the Storage Premises per month.

4. Additional Rent. During the Fifth Extension Term, Tenant shall continue to pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Lease.

5. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Fifth Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Fifth Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

6. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, employees, agents and contractors for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

7. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

8. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer.

9. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

10. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and

2

permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

11. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

12. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

13. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, A Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

ELEVENTH AMENDMENT TO LEASE

THIS ELEVENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 20 day of August, 2014 (the “Effective Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012 that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013 and that certain Ninth Amendment to Lease dated as of December 20, 2013, and that certain Tenth Amendment dated July 18, 2014 (collectively, and as the same may have been heretofore further amended, amended and restated supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant, the Suite 217B Premises (as defined below); and

C. WHEREAS, Landlord and Tenant desire to amend Tenant’s Pro Rata Share of the Building; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2. Suite 217B Premises. Effective on the Suite 217B Premises Commencement Date (as defined below), Landlord leases to Tenant, and Tenant hereby leases from Landlord, certain premises known as Suite 217B containing approximately two hundred forty six (246) square feet of Rentable Area as shown on Exhibit A attached hereto.

1

3. Suite 217B Premises Term. The Term with respect to the Suite 217B Premises shall commence on September 1, 2014 (the “Suite 217B Premises Commencement Date”), and shall be coterminous with the Term for the Existing Premises such that the Term for the Existing Premises and the Suite 217B Premises shall expire on the Term Expiration Date. From and after the Suite 217B Premises Commencement Date, the term “Premises” as used in the Amended Lease shall be deemed to include the Suite 217B Premises and, therefore, the total Rentable Area of Premises (as set forth in Section 2.2 of the Original lease shall be fourteen thousand one hundred thirty (14,130) square feet of Rentable Area.

4. Tenant’s Pro Rata Share. Effective as of the Suite 217B Premises Commencement Date, Tenant’s Pro Rata Share as set forth in Section 2.2 of the Original Lease is hereby amended to 13.41%.

5. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Suite 217B Premises, or with respect to the suitability of the Suite 217B Premises for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the Suite 217B Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Suite 217B Premises Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Suite 217B Premises for Tenant’s occupancy or to pay for or construct any improvements to the Suite 217B Premises. Tenant’s taking possession of the Suite 217B Premises shall conclusively establish that the Suite 217B Premises were at such time in good, sanitary and satisfactory condition and repair. The Suite 217B Premises have not undergone inspection by a Certified Access Specialist (as defined in California Civil Code Section 55.52).

6. Base Rent. Tenant’s obligations to pay Base Rent for the Suite 217B Premises shall commence on the Suite 217B Premises Commencement Date. Commencing on the Suite 217B Premises Commencement Date, the Base Rent per square foot of Rentable Area of such Premises per month, prorated for partial months for the entire Premises including the Suite 217B Premises (other than the Storage Premises) shall be One and 75/100 Dollar ($1.75) per square foot of Rentable Area of such Premises per month, until and including January 19, 2015. Commencing on January 20, 2015 Base Rent for the entire Premises and the Storage Premises shall remain as set forth in the Section 3 of the Tenth Amendment dated July 18, 2014.

7. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, and their respective employees, agents and contractors for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

8. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective

2

obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

9. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer.

10. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

11. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

12. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

13. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

14. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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3

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Vice President, Real Estate Legal

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

4

EXHIBIT “A”

Suite 217B Premises

The cross-hatched area below represents the Suite 217B Premises.

1

TWELFTH AMENDMENT TO LEASE

THIS TWELFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this     10     day of     March    , 2015 (the “Effective Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013 and that certain Ninth Amendment to Lease dated as of December 20, 2013, and that certain Tenth Amendment dated July 18, 2014, and that certain Eleventh Amendment dated August 20, 2014 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”):

B. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant, the Suite 213A Premises (as defined below); and

C. WHEREAS, Landlord and Tenant desire to amend Tenant’s Pro Rata Share of the Building; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2. Suite 213A Premises. Effective on the Suite 213A Premises Commencement Date (as defined below), Landlord leases to Tenant, and Tenant hereby leases from Landlord, certain premises known as Suite 213A containing approximately three hundred forty eight (348) square feet of Rentable Area as shown on Exhibit A attached hereto.

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3. Suite 213A Premises Term. The Term with respect to the Suite 213A Premises shall commence on March 23, 2015 (the “Suite 217B Premises Commencement Date”), and shall be coterminous with the Term for the Existing Premises such that the Term for the Existing Premises and the Suite 213A Premises shall expire on the Term Expiration Date. From and after the Suite 213A Premises Commencement Date, the term “Premises” as used in the Amended Lease shall be deemed to include the Suite 213A Premises and, therefore, the total Rentable Area of Premises (as set forth in Section 2.2 of the Original lease shall be fourteen thousand four hundred seventy eight (14,478) square feet of Rentable Area.

4. Tenant’s Pro Rata Share. Effective as of the Suite 213A Premises Commencement Date, Tenant’s Pro Rata Share as set forth in Section 2.2 of the Original Lease is hereby amended to 13.74%.

5. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Suite 213A Premises, or with respect to the suitability of the Suite 213A Premises for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the Suite 213A Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Suite 213A Premises Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Suite 213A Premises for Tenant’s occupancy or to pay for or construct any improvements to the Suite 213A Premises. Tenant’s taking possession of the Suite 213A Premises shall conclusively establish that the Suite 213A Premises were at such time in good, sanitary and satisfactory condition and repair. The Suite 213A Premises have not undergone inspection by a Certified Access Specialist (as defined in California Civil Code Section 55.52).

6. Base Rent. Tenant’s obligations to pay Base Rent for the Suite 213A Premises shall commence on the Suite 213A Premises Commencement Date. Commencing on the Suite 213A Premises Commencement Date, the Base Rent per square foot of Rentable Area of such Premises per month, prorated for partial months for the entire Premises including the Suite 213A Premises (other than the Storage Premises) shall be One and 80/100 Dollar ($1.80) per square foot of Rentable Area of such Premises per month, until and including January 19, 2016.

7. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, and their respective employees, agents and contractors for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

8. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

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9. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer.

10. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

11. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

12. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

13. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

14. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Brian J. Wolfe
Name:	Brian J. Wolfe
Title:	Vice President

TENANT:

TOCAGEN INC. a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

4

EXHIBIT “A”

Suite 213A Premises

The cross-hatched area on the attached schematic represents the Suite 213A Premises.

1

= Premises

200
201
203
205
Lunch Room
Lobby
214
216
218
220A
220B
230
235
233
231B
231A
229
228
220C
220A
217B
217A
215
214B
213
SECOND FLOOR PLAN
BIOMED REALTY TRUST, INC.
SIH - SECOND FLOOR

THIRTEENTH AMENDMENT TO LEASE

THIS THIRTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 15 day of July, 2015 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013, that certain Ninth Amendment to Lease dated as of December 20, 2013, that certain Tenth Amendment to Lease dated as of July 18, 2014, that certain Eleventh Amendment to Lease dated as of August 20, 2014 and that certain Twelfth Amendment to Lease dated as of March 10, 2015 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Suite 218/217A Premises (as defined below); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Suite 218/217A Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, approximately one thousand nine hundred ninety-six (1,996) square feet of Rentable Area located on the second (2nd) floor of the Building and commonly known as Suite 218/217A (as more particularly described on Exhibit A attached hereto, the “Suite 218/217A Premises”).

2.1 Suite 218/217A Premises Term. The Term with respect to the Suite 218/217A Premises shall commence on the day that Landlord delivers the Suite 218/217A Premises to Tenant (the “Suite 218/217A Premises Commencement Date”), and shall thereafter be coterminous with the Term for the Existing Premises such that the Term with respect to both the Existing Premises and the Suite 218/217A Premises shall expire on the Term Expiration Date. From and after the Suite 218/217A Premises Commencement Date, the term “Premises” as used in the Lease shall mean the Existing Premises plus the Suite 218/217A Premises and, therefore, the Rentable Area of Premises (as set forth in Section 2.2 of the Original Lease) shall be increased to sixteen thousand four hundred seventy-four (16,474) square feet of Rentable Area.

2.2 Possession of the Suite 218/217A Premises. Landlord shall use commercially reasonable efforts to tender possession of the Suite 218/217A Premises to Tenant on the Execution Date; provided, however, Tenant agrees that if Landlord is unable to tender possession of the Suite 218/217A Premises to Tenant on the Execution Date for any reason (including, without limitation, the existing tenant’s failure to timely surrender the Suite 218/217A Premises to Landlord), then (a) neither this Amendment (nor Tenant’s lease of the Suite 218/217A Premises pursuant to this Amendment) shall be void or voidable, and (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. If possession is delayed by action of Tenant, then the Suite 218/217A Premises Commencement Date shall be the date that the Suite 218/217A Premises Commencement Date would have occurred but for such delay. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Suite 218/217A Premises Commencement Date within ten (10) days after Tenant takes occupancy of the Suite 218/217A Premises, in the form attached as Exhibit B hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Suite 218/217A Premises Commencement Date or Landlord’s or Tenant’s liability hereunder.

2.3 Condition of Suite 218/217A Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Suite 218/217A Premises and, notwithstanding anything to the contrary in the Lease, agrees to take the same in its condition “as is” as of the Suite 218/217A Premises Commencement Date, (b) neither Landlord nor any agent of Landlord has made (and neither Landlord nor any agent of Landlord hereby makes) any representation or warranty of any kind whatsoever, express or implied, regarding the Suite 218/217A Premises, including (without limitation) any representation or warranty with respect to the condition of the Suite 218/217A Premises or with respect to the suitability of the Suite 218/217A Premises for Tenant’s intended use and (c) Landlord shall have no obligation to alter, repair or otherwise prepare the Suite 218/217A Premises for Tenant’s occupancy or to pay for any improvements to the Suite 218/217A Premises. The Suite 218/217A Premises have not undergone inspection by a Certified Access Specialist. Tenant’s taking possession of the Suite 218/217A Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Suite 218/217A Premises were at such time in good, sanitary and satisfactory condition and repair.

2.4 Suite 218/217A Premises Base Rent. In addition to Tenant’s Base Rent obligations with respect to the Existing Premises, Tenant shall, commencing on the Suite

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218/217A Premises Commencement Date and continuing throughout the remainder of the Term, pay to Landlord, as monthly Base Rent for the Suite 218/217A Premises, the amounts set forth below:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent
Suite 218/217A Premises Commencement Date – Term Expiration Date	1,996	$2.00 monthly	$3,992

3. Tenant’s Pro Rata Share. Effective as of the Suite 218/217A Premises Commencement Date, Tenant’s Pro Rata Share of Building (as set forth in Section 2.2 of the Original Lease) is hereby amended to be 15.64%.

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, employees, agents and contractors for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer

7. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

8. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and

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permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

9. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an, original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

SUITE 218/217A PREMISES

EXHIBIT A

PREMISES

A-1

EXHIBIT B

ACKNOWLEDGEMENT OF SUITE 218/217A PREMISES COMMENCEMENT DATE

THIS ACKNOWLEDGEMENT OF SUITE 218/217A PREMISES COMMENCEMENT DATE is entered into as of [                    ], 20[    ], with reference to that certain Thirteenth Amendment to Lease (the “Amendment”) dated as of [                    ], 2015, by TOCAGEN INC., a Delaware corporation (“Tenant”), in favor of BMR BUNKER HILL LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Amendment.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Suite 218/217A Premises for use in accordance with the Permitted Use on [                    ], 20[    ]. Tenant first occupied the Suite 218/217A Premises for the Permitted Use on [                    ], 20[    ].

2. The Suite 218/217A Premises are in good order, condition and repair.

3. In accordance with the provisions of Article 2 of the Amendment, the Suite 218/217A Premises Commencement Date is [                    ], 20[    ].

4. The obligation to pay Rent with respect to the Suite 218/217A Premises is presently in effect and all Rent obligations on the part of Tenant with respect to the Suite 218/217A Premises under the Lease commenced to accrue on [                    ], 20[    ], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent
[ ]/[ ]/[ ]-[ ]/[ ]/[ ]	1,996	$2.00 monthly	$3,992

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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Suite 218/217A Premises Commencement Date as of the date first written above.

TENANT:

TOCAGEN INC., a Delaware corporation

By:
Name:
Title:

FOURTEENTH AMENDMENT TO LEASE

THIS FOURTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 22nd day of September, 2015 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012 (the “Seventh Amendment”), that certain Eighth Amendment to Lease dated as of January 24, 2013, that certain Ninth Amendment to Lease dated as of December 20, 2013, that certain Tenth Amendment to Lease dated as of July 18, 2014, that certain Eleventh Amendment to Lease dated as of August 20, 2014, that certain Twelfth Amendment to Lease dated as of March 10, 2015 and that certain Thirteenth Amendment to Lease dated as of July 15, 2015 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the Term of the Existing Lease and set the Base Rent for the Sixth Expansion Term (as defined below); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment. For purposes of clarity, as of the Execution Date, (a) the Premises consists of sixteen thousand four hundred seventy-four (16,474) square feet of Rentable Area and (b) Tenant’s Pro Rata Share of the Building is 15.64%.

2. Sixth Extension Term. The Term of the Lease is hereby extended for thirteen (13) months and, therefore, the “Term Expiration Date” is hereby amended to mean February 19,

2017. The period commencing on January 20, 2016 and ending on the new Term Expiration Date shall be referred to herein as the “Sixth Extension Term.” The term “Term,” as used in the Lease, shall refer to the Term as extended by the Sixth Extension Term.

3. Base Rent.

3.1. Base Rent during the Sixth Extension Term for the entire Premises (other than the Storage Premises) shall be Two and 00/100 Dollars ($2.00) per square foot of Rentable Area of such Premises per month. Base Rent for the Storage Premises during the Sixth Extension Term shall be One and 00/100 Dollars ($1.00) per square foot of Rentable Area of the Storage Premises per month.

3.2. Notwithstanding the foregoing, provided that Tenant is not in default under the Lease, Tenant shall be entitled to receive an abatement of Base Rent for the first (1st) full calendar month of the Sixth Extension Term (i.e., February 2016) (the “Sixth Extension Base Rent Abatement Period”) in an aggregate amount not to exceed Thirty-Two Thousand Seven Hundred Eighty-Three and 00/100 Dollars ($32,783.00) (the “Sixth Extension Base Rent Abatement”) (for purposes of clarity, Tenant shall be responsible for all other Rent due pursuant to the terms of the Lease during the Sixth Extension Base Rent Abatement Period). Tenant acknowledges and agrees that the foregoing Sixth Extension Base Rent Abatement has been granted to Tenant as additional consideration for entering into this Amendment, and for agreeing to pay the Base Rent and perform the terms and conditions otherwise required under the Lease. If Tenant shall be in default under the Lease, then Tenant’s right to receive the Sixth Extension Base Rent Abatement for the Sixth Extension Base Rent Abatement Period shall automatically terminate as of the date of such default and Tenant shall immediately be obligated to begin paying Base Rent for the Premises in full. The Sixth Extension Base Rent Abatement shall be personal to the original Tenant and shall only apply to the extent that the original Tenant (and not any assignee, or any sublessee or other transferee of the original Tenant’s interest in the Lease) is the Tenant under the Lease during the Sixth Extension Base Rent Abatement Period.

4. Additional Rent. During the Sixth Extension Term, Tenant shall continue to pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Lease.

5. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Sixth Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Sixth Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

6. Expansion Option.

6.1. Section 7.1 of the Seventh Amendment is hereby deleted in its entirety and replaced with the following:

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“7.1. Subject to the conditions set forth in this Article, Tenant shall have the right, but not the obligation, to expand the Premises (the “Expansion Option”) to include Suite 216 consisting of one thousand four hundred forty-two (1,442) square feet of Rentable Area as more particularly shown on the floor plan attached hereto as Exhibit B (the “Expansion Space”).”

6.2. Exhibit B of the Seventh Amendment is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

6.3. Tenant waives any right to claim a default under the Lease or make any other claim (known or unknown) against Landlord arising out of, in connection with or as a result of Landlord’s failure to offer Suite 119 to Tenant pursuant to the Expansion Option as originally drafted in the Seventh Amendment.

7. Extension Options. Section 3.2 of the Original Lease and Section 6 of the Seventh Amendment are hereby deleted in its entirety and shall be of no further force or effect.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, employees, agents and contractors for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer.

11. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

12. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted

3

successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

13. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

14. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

15. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD: BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT: TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

INTENTIONALLY OMITTED

EXHIBIT B

EXPANSION SPACE

[See attached]

FERGUSON
PAPE
BALDWIN
ARCHITECTS

= Expansion Space

NORTH

BMR - 3030 BUNKER HILL STREET

SCALE: 1" = 30'

0 30 120 FT

SECOND FLOOR PLAN

26 January 2009

FIFTEENTH AMENDMENT TO LEASE

THIS FIFTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 25th day of February, 2016 (the “Fifteenth Amendment Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN, INC., a Delaware corporation (“Tenant”).

RECITALS

A.        WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013, that certain Ninth Amendment to Lease dated as of December 20, 2013, that certain Tenth Amendment to Lease dated as of July 18, 2014, that certain Eleventh Amendment to Lease dated as of August 20, 2014, that certain Twelfth Amendment to Lease dated as of March 10, 2015, that certain Thirteenth Amendment to Lease dated as of July 15, 2015 and that certain Fourteenth Amendment to Lease dated as of September 22, 2015 (the “Fourteenth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B.        WHEREAS, Landlord and Tenant desire to expand the Existing Premises to include that certain space containing approximately seven hundred thirty-eight (738) square feet of Rentable Area located on the third (3rd) floor of the Building and known as Suite 321, Suite 323 and Suite 325 (as more particularly described on Exhibit A attached hereto, the “Fifteenth Amendment Premises”); and

C.        WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.        Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2.        Fifteenth Amendment Premises. Effective as of the Fifteenth Amendment Execution Date, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Fifteenth Amendment Premises. From and after the Fifteenth Amendment Execution Date, the term “Premises” as used in the Lease shall mean the Existing Premises plus the Fifteenth Amendment Premises.

2.1    Fifteenth Amendment Premises Term. The Term with respect to the Fifteenth Amendment Premises (the “Fifteenth Amendment Premises Term”) shall commence on the Fifteenth Amendment Execution Date and shall thereafter be coterminous with the Term for the Existing Premises, such that the Term with respect to the entire Premises (including both the Existing Premises and the Fifteenth Amendment Premises) shall expire on the Term Expiration Date (as set forth in Article 2 of the Fourteenth Amendment).

2.2    Condition of Fifteenth Amendment Premises. Tenant acknowledges that (a) it is fully familiar with the condition of the Fifteenth Amendment Premises and, notwithstanding anything to the contrary in the Lease, agrees to take the same in its condition “as is” as of the Fifteenth Amendment Execution Date, (b) neither Landlord nor any agent of Landlord has made (and neither Landlord nor any agent of Landlord hereby makes) any representation or warranty of any kind whatsoever, express or implied, regarding the Fifteenth Amendment Premises, including (without limitation) any representation or warranty with respect to the condition of the Fifteenth Amendment Premises or with respect to the suitability of the Fifteenth Amendment Premises for the conduct of Tenant’s business and (c) Landlord shall have no obligation to alter, repair or otherwise prepare the Fifteenth Amendment Premises for Tenant’s occupancy or to pay for any improvements to the Fifteenth Amendment Premises. The Fifteenth Amendment Premises have not undergone inspection by a Certified Access Specialist (as defined in California Civil Code Section 55.52). Tenant’s taking possession of the Fifteenth Amendment Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Fifteenth Amendment Premises, the Building and the Project were at such time in good, sanitary and satisfactory condition and repair.

2.3    Base Rent for Fifteenth Amendment Premises. Base Rent for the Fifteenth Amendment Premises during the Fifteenth Amendment Premises Term shall equal Two and 0/100 Dollars ($2.00) per square foot of Rentable Area (of the Fifteenth Amendment Premises) per month. For avoidance of doubt, (a) Base Rent for the Fifteenth Amendment Premises shall be in addition to the Base Rent payable by Tenant with respect to the Existing Premises and (b) the Sixth Extension Base Rent Abatement (as defined in Section 3.2 of the Fourteenth Amendment) shall not apply to the Base Rent for the Fifteenth Amendment Premises.

3.        Tenant’s Pro Rata Share. Commencing as of the Fifteenth Amendment Execution Date, Tenant’s Pro Rata Share of the Building shall equal 16.34%.

4.        Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates (and their respective employees, agents and contractors) for, from and against any and all cost or

2

liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5.        No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6.        Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Tocagen, Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer

7.        Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

8.        Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

9.        Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10.        Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11.        Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

3

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4

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,

a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

TOCAGEN, INC.,

a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO

EXHIBIT A

FIFTEENTH AMENDMENT PREMISES

Exhibit A

SIXTEENTH AMENDMENT TO LEASE

THIS SIXTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 5th day of July, 2016 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC), and TOCAGEN, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 21, 2008, as amended by that certain First Amendment to Lease dated as of July 29, 2008, that certain Second Amendment to Lease dated as of June 4, 2009, that certain Third Amendment to Lease dated as of July 21, 2009, that certain Fourth Amendment to Lease dated as of October 20, 2009, that certain Fifth Amendment to Lease dated as of March 4, 2011, that certain Sixth Amendment to Lease dated as of May 16, 2012, that certain Seventh Amendment to Lease dated as of September 25, 2012, that certain Eighth Amendment to Lease dated as of January 24, 2013, that certain Ninth Amendment to Lease dated as of December 20, 2013, that certain Tenth Amendment to Lease dated as of July 18, 2014, that certain Eleventh Amendment to Lease dated as of August 20, 2014, that certain Twelfth Amendment to Lease dated as of March 10, 2015, that certain Thirteenth Amendment to Lease dated as of July 15, 2015, that certain Fourteenth Amendment to Lease dated as of September 22, 2015 and that certain Fifteenth Amendment to Lease dated as of February 25, 2016 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the Term of the Existing Lease and set the Base Rent for the Seventh Expansion Term (as defined below); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment. For purposes of clarity, as of the Execution Date, (a) the Rentable Area of the entire Premises (other than the Storage Premises) is seventeen thousand forty-seven (17,047) square feet and (b) the Rentable Area of the Storage Premises is one hundred sixty-five (165) square feet, for a total Rentable Area (the sum of (a) and (b) above) of seventeen thousand two hundred twelve (17,212) square feet.

2. Seventh Extension Term. The Term of the Lease is hereby extended for twelve (12) months and, therefore, the “Term Expiration Date” is hereby amended to mean February 19, 2018. The period commencing on February 20, 2017 and ending on the new Term Expiration Date shall be referred to herein as the “Seventh Extension Term.” The term “Term,” as used in the Lease, shall refer to the Term as extended by the Seventh Extension Term.

3. Base Rent. Base Rent during the Seventh Extension Term for the entire Premises (other than the Storage Premises) shall be Thirty-Six Thousand Two Hundred and 15/100 Dollars ($36,200.15) per month (subject to adjustment (if any) as set forth in the penultimate sentence of Section 6.1). Base Rent during the Seventh Extension Term for the Storage Premises shall be One and 00/100 Dollar ($1.00) per square foot of Rentable Area of the Storage Premises per month.

4. Additional Rent. During the Seventh Extension Term, Tenant shall continue to pay (a) Tenant’s Pro Rata Share of Operating Expenses, (b) the Property Management Fee and (c) any other amounts set forth in the Lease.

5. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Seventh Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Seventh Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

6. Card Access System. As of the Execution Date, Tenant’s card access system for the Premises is connected to Landlord’s Building card access system. No later than the date that is sixty (60) days after the Execution Date, Tenant shall, at its sole cost and expense, disconnect the Premises from Landlord’s Building card access system and install a separate card access system for the Premises (the “New Tenant Card Access System”) that is independent of Landlord’s Building card access system. The disconnection of the Premises from Landlord’s Building card access system and the installation of the New Tenant Card Access System (collectively, the “Card Access Work”) shall constitute Alterations and shall be subject to Article 18 of the Lease (except that Tenant shall not be obligated to pay the two percent (2%) fee set forth in Section 18.10 of the Existing Lease with respect to any Card Access Work) and Tenant shall engage Nova Security to perform the Card Access Work. Tenant shall be solely responsible (at its sole cost and expense) for the operation, repair and maintenance of the New Tenant Card Access System.

6.1 Landlord shall make available to Tenant an allowance not to exceed Thirteen Thousand Dollars ($13,000) (the “Card Access Allowance”), which Card Access Allowance may only be applied to the costs of disconnecting the Premises from Landlord’s Building card access system and installing the New Tenant Card Access System. Any request by Tenant for payment of the Card Access Allowance shall be accompanied by (a) a statement (a “Fund Request”) setting forth the total amount of the Card Access Allowance requested, (b) invoices from the contractors and any subcontractors, material suppliers and other parties requesting payment with respect to the amount of the Card Access Allowance then being requested, (c) unconditional lien

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releases from any contractor and each subcontractor and material supplier with respect to previous payments made by either Landlord or Tenant for the Card Access Work in a form acceptable to Landlord and complying with Applicable Laws and (d) conditional lien releases from the general contractor and each subcontractor and material supplier with respect to the Card Access Work performed that correspond to the Fund Request. Within thirty (30) days following receipt by Landlord of a Fund Request and the accompanying materials required by this Section, Landlord shall pay to (as elected by Landlord) the applicable contractors, subcontractors and material suppliers or Tenant (for reimbursement for payments made by Tenant to such contractors, subcontractors or material suppliers), the amount of the Card Access Work costs set forth in such Fund Request; provided, however, that Landlord shall not be obligated to make any payments under this Section in excess of the Card Access Allowance. Notwithstanding anything in this Section to the contrary, Tenant shall not submit a Fund Request more often than every thirty (30) days. Any additional Fund Requests submitted by Tenant shall be void and of no force or effect. Tenant shall have ninety (90) days following the Execution Date (the “Card Access Allowance Deadline”) to expend the unused portion of the Card Access Allowance, after which date Landlord’s obligation to fund such costs shall expire. In the event there is any portion of the Card Access Allowance that, as of the first (1st) day of the Seventh Extension Term, has not been funded by Landlord (such portion, the “Remaining Card Access Allowance”), monthly Base Rent during the Seventh Extension Term for the entire Premises (other than the Storage Premises) shall be reduced by an amount equal to the quotient of (m) the Remaining Card Access Allowance and (n) twelve (12) (for purposes of example only, if the Remaining Card Access Allowance is Three Thousand Dollars ($3,000), then the monthly Base Rent during the Seventh Extension Term for the entire Premises (other than the Storage Premises) would be reduced by Two Hundred Fifty Dollars ($250) to an amount equal to Thirty-Five Thousand Nine Hundred Fifty and 15/100 Dollars ($35,950.15)). In no event shall (y) Landlord be obligated to fund any portion of the Remaining Card Access Allowance that has been applied as a reduction to monthly Base Rent as set forth in the immediately preceding sentence and (z) any unused Card Access Allowance entitle Tenant to a credit against Rent payable under the Lease other than as set forth in the immediately preceding sentence.

7. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and its affiliates, employees, agents and contractors for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

8. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

9. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

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Tocagen Inc.

3030 Bunker Hill Street, Suite 230

San Diego, California 92109

Attn: Chief Financial Officer.

10. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

11. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

12. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

13. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

14. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD: BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT: TOCAGEN INC., a Delaware corporation

By:	/s/ Thomas E. Darcy
Name:	Thomas E. Darcy
Title:	EVP & CFO